As filed with the Securities and Exchange Commission on April 28, 2006

Registration File No. 333-68114

811-10477

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 7	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 6	☒

(Check appropriate box or boxes.)

Southern Farm Bureau Life Variable Life Account

(Exact Name of Registrant)

Southern Farm Bureau Life Insurance Company

(Name of Depositor)

1401 Livingston Lane
Jackson, Mississippi 39213
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code: (601) 981-7422

Joseph A. Purvis, Esq. Southern Farm Bureau Life Insurance Company 1401 Livingston Lane Jackson, Mississippi 39213 (Name and Address of Agent for Service)	Copy to: Ann B. Furman, Esq. Jorden Burt LLP Suite 400 East 1025 Thomas Jefferson St., N. W. Washington, D. C. 20007-5208

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☐  immediately upon filing pursuant to paragraph (b) of Rule 485.

☒  on May 1, 2006 pursuant to paragraph (b) of Rule 485.

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

Adjustable Premium Variable Life Insurance Policy

Adjustable Premium Variable Life Insurance Policy

Issued by

Southern Farm Bureau Life Variable Life Account
and
Southern Farm Bureau Life Insurance Company

1401 Livingston Lane
Jackson, Mississippi 39213

P.O. Box 140
Jackson, Mississippi 39205
Telephone: (866) 288-2172

PROSPECTUS

May 1, 2006

This prospectus describes an adjustable premium variable life insurance policy (“Policy”) offered by Southern Farm Bureau Life Insurance Company (the “Company”). The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. Certain Policy provisions may vary based on the state where the Company issues the Policy. You should consider the Policy in conjunction with other insurance you own since it may not be advantageous to replace existing insurance with the Policy or use the proceeds from any existing insurance to purchase the Policy. Please consult your insurance agent.

You can allocate your Policy’s values to:

•                  One or more Subaccounts of Southern Farm Bureau Life Variable Life Account (the “Separate Account”), each of which invests exclusively in a corresponding portfolio listed on this page; or

•                  a Declared Interest Option, which credits a specified rate of interest.

A prospectus for each of the portfolios available through the Separate Account must accompany this prospectus. Please read these documents before investing and save them for future reference.

Please note that the Policies and the portfolios:

•                  are not guaranteed to achieve their goals;

•                  are not federally insured;

•                  are not endorsed by any bank or government agency; and

•                  are subject to risks, including loss of the amount invested.

The following portfolios are available:

T. Rowe Price Equity Series, Inc.	Fidelity® Variable Insurance Products Funds
T. Rowe Price Equity Income Portfolio	Fidelity VIP Growth Portfolio—Initial Class
T. Rowe Price Mid-Cap Growth Portfolio	Fidelity VIP High Income Portfolio—Initial Class
T. Rowe Price Personal Strategy Balanced Portfolio	Fidelity VIP Overseas Portfolio—Initial Class
Fidelity VIP Contrafund® Portfolio—Initial Class
T. Rowe Price Fixed Income Series, Inc.	Fidelity VIP Index 500 Portfolio—Initial Class
T. Rowe Price Limited-Term Bond Portfolio	Fidelity VIP Mid Cap Portfolio—Initial Class
T. Rowe Price Prime Reserve Portfolio

The T. Rowe Price Mid-Cap Growth Subaccount, which invests in the T. Rowe Price Mid-Cap Growth Portfolio, is not available for investment (allocation of premium payments and transfers of Accumulated Value) to any Owner whose Policy was issued on or after May 1, 2004. Owners whose Policies were issued prior to May 1, 2004 may allocate premium payments and transfer Accumulated Value from the other Subaccounts and the Declared Interest Option to the T. Rowe Price Mid-Cap Growth Subaccount and transfer Accumulated Value from the T. Rowe Price Mid-Cap Growth Subaccount to the other Subaccounts and the Declared Interest Option.

 The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.
Any representation to the contrary is a criminal offense.

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POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Your Policy is an adjustable premium variable life insurance policy that provides life insurance protection in the event of the death of the Insured. The death proceeds payable to the beneficiary may and your Accumulated Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Declared Interest Option. You may make partial withdrawals and loans from your Accumulated Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Accumulated Value or Surrender Value. You could lose some or all of your money.

Death Benefit

•                  Death Proceeds: We pay death proceeds to the beneficiary upon receiving due proof of the Insured’s death and after any necessary claims requirements or investigations are completed. The death proceeds equal the death benefit less any Indebtedness and unpaid monthly deductions.

The death benefit is the greater of:

•                  the Specified Amount; or

•                  the Accumulated Value multiplied by the death benefit factor for the Insured’s Attained Age listed in the Table of Death Benefit Factors in Appendix A.

•                  Accelerated Death Benefit: Under the Accelerated Benefit Rider, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness. We will deduct an administrative charge from the accelerated death benefit at the time it is paid. Generally, amounts paid with respect to a terminally ill insured are treated as if the insured had died and therefore federal income tax free. You should consult a tax adviser before adding the Accelerated Benefit Rider to your Policy or requesting an accelerated death benefit.

Surrenders and Partial Withdrawals

•                  Surrender: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Net Surrender Value. The Net Surrender Value equals the Surrender Value less any outstanding Indebtedness. You cannot reinstate a surrendered Policy. A surrender may have tax consequences.

•                  Partial Withdrawals: You may make a written request to withdraw at least $500 of the Net Surrender Value. Your Net Surrender Value after a partial withdrawal must be at least $5,000. Partial withdrawals may have tax consequences.

Transfers

•                  You may make transfers among the Subaccounts and the Declared Interest Option. However, if your Policy was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

•                  The minimum amount you may transfer from a Subaccount or the Declared Interest Option is the lesser of $100 or the total Accumulated Value in the Subaccount or the Declared Interest Option.

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Loans

•                  You may take a loan from your Policy at any time. The maximum loan amount you may take is the Surrender Value. You may increase your risk of lapse if you take a loan. Loans may have tax consequences.

•                  We charge you an annual interest rate of 8% on your loan. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues additional interest at the same rate if it is not paid by the end of the Policy Year.

•                  As collateral for the loan, we segregate an amount equal to the loan in the Declared Interest Option. We will credit interest on those amounts (“earned interest rate”) and guarantee that the annual earned interest rate will not be lower than 4%.

•                  You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.

•                  We deduct any Indebtedness from the Surrender Value upon surrender, and from the death proceeds payable on the Insured’s death.

Premiums

•                  Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Maturity Date) and in any amount (but not less than $15), subject to a certain maximum. You can select a premium payment plan to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the plan.

•                  Cancellation Privilege: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund an amount equal to the greater of: (1) the premiums paid less any partial withdrawals; or (2) the Accumulated Value on the Business Day we receive the Policy at the Home Office plus any charges we deducted. The free look period expires at midnight on the 30th day after you receive the Policy. This period will be longer if required by state law.

The Policy

•                  Ownership Rights: While the Insured is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

•                  Separate Account: You may direct the money in your Policy to any of the Subaccounts of the Separate Account. However, if your Policy was issued on or after May 1, 2004, you may not direct your money to the T. Rowe Price Mid-Cap Growth Subaccount. Each Subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus.

•                  Declared Interest Option: You may direct the money in your Policy to the Declared Interest Option where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so.

•                  Accumulated Value: Accumulated Value is the sum of your amounts in the Subaccounts and the Declared Interest Option, including any amounts securing loans under the Policy. Accumulated Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Declared Interest Option, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans). We do not guarantee a minimum Accumulated Value.

•                  Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Home Office.

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Supplemental Benefits and Riders

We offer three riders that provide supplemental benefits under the Policy, the Children’s Term Rider, Waiver of Monthly Deductions Agreement and Accelerated Benefit Rider. We deduct monthly charges for the Children’s Term Rider and Waiver of Monthly Deductions Agreement from Accumulated Value as part of the monthly deduction. We assess an administrative fee if you elect to accelerate a portion of your death benefit under the Accelerated Benefit Rider. Your insurance agent can help you determine whether any of the riders are suitable for you. These riders may not be available in all states. Please contact us for further details.

Policy Risks

Investment Risk

If you invest your Accumulated Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Accumulated Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force may be required to pay more premiums than originally planned.

If you allocate Net Premiums to the Declared Interest Option, then we credit your Accumulated Value (in the Declared Interest Option) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Net Accumulated Value during the first three Policy Years or your Net Surrender Value after the first three Policy Years is not enough to pay the charges deducted each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy generally will not lapse at the end of a grace period if, before then, you make a sufficient premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to limited guidance under the Federal tax law, there is some uncertainty about the application of the Federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive receipt of Accumulated Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

Depending on the total amount of premiums you pay, the Policy may be treated as a Modified Endowment Contract (“MEC”) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59½. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See “FEDERAL TAX CONSIDERATIONS.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

5

Partial Withdrawal and Surrender Risks

The surrender charge under the Policy applies for the first 10 Policy Years (as well as during the first 10 Policy Years following an increase in Specified Amount) in the event you surrender the Policy or the Policy lapses. It is possible that you will receive no Net Surrender Value if you surrender your Policy. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulated Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Net Surrender Value which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse).  See “Risk of Lapse,” above.

Partial Withdrawals may not lower the Net Surrender Value below $5,000. Partial Withdrawals are assessed a charge equal to the lesser of $25 or 2% of the amount withdrawn.

A partial withdrawal or surrender may have tax consequences.

Policy Loan Risks

Loans from the Policy, whether or not repaid, will affect Accumulated Value over time because we segregate the amount of the loan in the Declared Interest Option as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts and may not be credited with the same interest rates accruing on the Declared Interest Option.

We reduce the amount we pay on the Insured’s death by the amount of any outstanding loan from the Policy and your Policy may lapse (terminate without value) if outstanding loans plus any accrued interest payable reduce the Net Surrender Value to zero.

If you surrender the Policy or allow it to lapse while a loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

A loan may have tax consequences.

Risk of An Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the portfolios’ prospectuses for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

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FEE TABLE

The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time you buy the Policy, surrender the Policy, or transfer your Policy’s Net Accumulated Value among the Subaccounts and/or the Declared Interest Option.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Premium Expense Charge	Upon receipt of each premium payment	12% of premium payments	10% of premium payments up to the basic annual premium(1) and 3% of premium payments above the basic annual premium
Partial Withdrawal Charge	Upon withdrawal	2% of the amount withdrawn, not to exceed $25	2% of the amount withdrawn, not to exceed $25
Surrender Charge(2)	Upon a full surrender or lapse of your Policy during the first ten Policy Years, and during the first ten Policy Years following an increase in Specified Amount
Minimum Initial Surrender Charge(3)		$237.50	$237.50
Maximum Initial Surrender Charge(4)		$10,956.25	$10,956.25
Charge for male Age 35 Preferred Non Tobacco with $250,000 Specified Amount for the first Policy Year		$506.25	$506.25
Transfer Charge	Upon transfer	First twelve transfers in a Policy Year are free, $40 for each subsequent transfer	First twelve transfers in a Policy Year are free, $25 for each subsequent transfer(5)

(1) The basic annual premium is a hypothetical annual premium which is based on the Issue Age, sex and underwriting classification of the Insured and Specified Amount of the Policy. The basic annual premium for a Policy with a Specified Amount of $250,000 is $1,012.50 where the Insured has the following characteristics: Issue Age 35, Male, Preferred Non Tobacco. The basic annual premium for your Policy is shown on the Schedule Page of the Policy.

(2) For the first Policy Year or the first Policy Year after an increase in Specified Amount, the surrender charge equals 50% of the basic annual premium and decreases to 0% over ten years. The surrender charges shown in the table may not be typical of the charges you will pay. More detailed information concerning the surrender charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values, including the Surrender Value, based upon the Issue Age, sex, underwriting class of the Insured, Specified Amount, planned periodic premiums, and riders requested. Please consult your insurance agent or our Home Office for information about the surrender charge.

(3) The minimum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(4) The maximum initial surrender charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year and that the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(5) We currently do not assess a charge for any transfer among the Subaccounts and the Declared Interest Option, however, we reserve the right to charge $25 for the 13th and each additional transfer in a Policy Year.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Cost of Insurance Charge(6)	Monthly, on the Monthly Deduction Day
Minimum Charge(7)		$0.08 per $1,000 of Net Amount of Risk	$0.03 per $1,000 of Net Amount of Risk
Maximum Charge(8)		$7.33 per $1,000 of Net Amount of Risk	$5.16 per $1,000 of Net Amount of Risk
Charge for male Age 35 Preferred Non Tobacco with Specified Amount of $250,000 for first Policy Year		$0.14 per $1,000 of Net Amount of Risk	$0.07 per $1,000 of Net Amount of Risk
Monthly Policy Expense Charge	On Policy Date and monthly, on each Monthly Deduction Date	$10	$6
Mortality and Expense Risk Charge	Daily	1.05% (annually) of the average daily net assets of each Subaccount you are invested in	1.05% (annually) of the average daily net assets of each Subaccount you are invested in
Policy Loan Interest Spread(9)	On each Policy Anniversary	4% effective annual rate	2% effective annual rate

(6) The cost of insurance charge will vary based on the Issue Age, sex, and underwriting classification of the Insured, Accumulated Value and the Specified Amount of the Policy. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The Schedule Page of your Policy indicates the guaranteed cost of insurance rates applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from your insurance agent or our Home Office. Also, before you purchase the Policy, we will provide you hypothetical illustrations of Policy values based upon the Insured’s Issue Age and underwriting class, Specified Amount, planned periodic premiums, and riders requested.

As required under applicable law, the cost of insurance charges set forth in the above table have been rounded to two decimal places. Please consult your insurance agent or our Home Office for information about your cost of insurance charge.

(7) The minimum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 18, Female, Super Preferred Non Tobacco.

(8) The maximum cost of insurance charge assumes that the Policy has a Specified Amount of $250,000, the Policy is in the first Policy Year, and the Insured has the following characteristics: Issue Age 75, Male, Tobacco.

(9) The Policy Loan Interest Spread is the difference between the amount of interest we charge you for a loan (an effective annual rate of 8%) and the amount of interest we credit to the amounts we hold as collateral for the loan guaranteed at an effective annual rate equal to 4% (currently, an effective annual rate of 6%).

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Periodic Charges
(Optional Benefit Riders Only)

Optional Benefit Rider Charges	When Charge is Deducted	Amount Deducted— Maximum Guaranteed Charge	Amount Deducted— Current Charge
Accelerated Benefit Rider(10)	Upon election	Greater of 3% of the accelerated benefit amount or $300	Greater of 3% of the accelerated benefit amount or $300
Waiver of Monthly Deductions Agreement(11)	Monthly, on the Monthly Deduction Day
Minimum Charge(12)		$0.02 per $1000 of Net Amount of Risk	$0.02 per $1000 of Net Amount of Risk
Maximum Charge(13)		$0.19 per $1000 of Net Amount of Risk	$0.19 per $1000 of Net Amount of Risk
Charge for male Age 35 Preferred Non Tobacco with Specified Amount of $250,000 for first Policy Year		$0.02 per $1000 of Net Amount of Risk	$0.02 per $1000 of Net Amount of Risk
Children’s Term Rider(14)	Monthly, on the Monthly Deduction Day	$0.38 per $1,000 of rider coverage amount	$0.38 per $1,000 of rider coverage amount

(10) The Company does not assess a charge for the election of the Accelerated Benefit Rider. However, we will assess an administrative fee at the time payment of an accelerated benefit amount is made. That administrative fee may vary based on your state of residence. In most states where the Company offers the Rider, the fee may vary based on the accelerated benefit amount. In all states we sell the Policy, the maximum accelerated benefit amount is $250,000. Please consult your insurance agent or our Home Office for more information about the administrative fee.

(11) The Waiver of Monthly Deductions Agreement charge varies based on the age of the Insured and the Net Amount of Risk of the Policy. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding the Waiver of Monthly Deductions Agreement charge is available upon request from your insurance agent or our Home Office.

(12) The minimum Waiver of Monthly Deductions Agreement charge assumes that the Insured has the following characteristics: Age 18.

(13) The maximum Waiver of Monthly Deductions Agreement charge assumes that the Insured has the following characteristics: Age 55.

(14) The charge for the Children’s Term Rider is $0.40 per $1,000 of the rider coverage amount if you also elect the Waiver of Monthly Deductions Agreement. As required under applicable law, the charges for the Children’s Term Rider have been rounded to two decimal places. Please consult your insurance agent or our Home Office about the charge for the Children’s Term Rider.

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The following table shows the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2005. Current and future expenses of the portfolios may be higher or lower than those shown. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Annual Portfolio Operating Expenses
(expenses that are deducted from portfolio assets)

	Minimum		Maximum
Total Annual Portfolio Operating Expenses Before Fee Waivers or Reimbursements (expenses that are deducted from portfolio assets, including management fees and other expenses)	0.14%		0.90%

Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement(15)	0.10	%(16)	0.90%

(15) The “Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by any of the Portfolios that have contractual fee waivers or reimbursements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue past the current year. Currently, only one Portfolio has a contractual fee waiver or reimbursement arrangement in place. See the “Annual Portfolio Operating Expenses” Table on Page 11 for a description of the fees and expenses charged by each of the Portfolios available under the Policy as well as any applicable contractual fee waiver or reimbursement arrangements.

(16) Effective March 1, 2005, the manager of the Fidelity VIP Index 500 Portfolio (Initial Class) has contractually agreed to reduce its management fee to 0.10%, and Fund expenses are limited to 0.10% (except for interest, taxes, brokerage commissions, securities lending fees, or extraordinary expenses).

10

Annual Portfolio Operating Expenses for each Portfolio
(expenses that are deducted from portfolio assets)

The following table indicates the portfolio fees and expenses for each portfolio for the year ended December 31, 2005. Current and future expenses may be higher or lower than those shown.

Portfolio Name	Management Fees		Other Expenses	Total Annual Expenses Before Contractual Fee Waivers And Reimbursements		Total Amount of Contractual Fee Waivers And Reimbursements		Total Annual Expenses After Contractual Fee Waivers And Reimbursements
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%		0.00%	0.85	%(17)	N/A		N/A
Mid-Cap Growth Portfolio	0.85%		0.00%	0.85	%(17)	N/A		N/A
Personal Strategy Balanced Portfolio	0.90%		0.00%	0.90	%(17)(18)	N/A		N/A
T. Rowe Price Fixed Income Series, Inc.
Limited-Term Bond Portfolio	0.70%		0.00%	0.70	%(17)	N/A		N/A
Prime Reserve Portfolio	0.55%		0.00%	0.55	%(17)	N/A		N/A
Fidelity Variable Insurance Products Funds
VIP Growth Portfolio (Initial Class)	0.57%		0.10%	0.67	%(19)	N/A		N/A
VIP High Income Portfolio (Initial Class)	0.57%		0.13%	0.70%		N/A		N/A
VIP Overseas Portfolio (Initial Class)	0.72%		0.17%	0.89	%(19)	N/A		N/A
VIP Contrafund® Portfolio (Initial Class)	0.57%		0.09%	0.66	%(19)	N/A		N/A
VIP Index 500 Portfolio (Initial Class)	0.12	%(20)	0.02%	0.14	%(21)	0.04	%(22)	0.10	%(22)
VIP Mid Cap Portfolio (Initial Class)	0.57%		0.12%	0.69	%(19)	N/A		N/A

(17) Management fees include the ordinary, recurring operating expenses of the portfolios, but does not cover interest, taxes, brokerage commissions and other charges incident to the purchase and sale of portfolio securities, nonrecurring and extraordinary items or fees and expenses for the portfolios’ independent directors. The fee is based on fund average daily net assets and is calculated and accrued daily.

(18) The portfolio’s manager has voluntarily agreed to reduce its management fee by the amount of expenses incurred as a result of the portfolio’s investment in other T. Rowe Price portfolios. The amounts shown in the table do not include that reduction. After taking that reduction into account, actual total annual expenses would have been 0.88%. This fee waiver is a voluntary arrangement and may be discontinued at any time.

(19) A portion of the brokerage commissions that certain portfolios pay may be used to reduce Fund expenses. In addition, certain portfolios have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce custodian expenses. The amounts shown in the table do not include these reductions. Including these reductions, the total annual expenses presented in the preceding table would have been: Growth Portfolio–0.63%, Overseas Portfolio–0.82%, Contrafund® Portfolio–0.64% and Mid Cap Portfolio–0.64%. These offsets may be discontinued at any time.

(20) From January 1, 2005 through February 28, 2005, the management fee was based on an annual rate of 0.24%. Effective March 1, 2005, an amendment to the management contract reduced the management fee from 0.24% to 0.10%.

(21) For the period January 1, 2005 through February 28, 2005, the Fund’s manager voluntarily agreed to reimburse the expenses of the portfolio to the extent annual operating expenses exceeded 0.28%. Effective March 1, 2005 the voluntary expense limitations were eliminated in conjunction with an amendment to the management contract. Under the amended contract total expenses are limited to 0.10%, excluding the compensation of independent trustees and certain other expenses such as interest expense. Including these expense limitations the total annual expenses in 2005 were 0.13%.

(22) Effective March 1, 2005, the management fee for the portfolio was reduced to 0.10% and the Fund’s manager agreed to pay certain portfolio expenses to the extent total expenses exceed 0.10%. This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the part of the Fund’s manager. The amounts shown in the table reflect expenses of the Fidelity VIP Index 500 Portfolio (Initial Class) for the fiscal year ended December 31, 2005 restated to take into account the contractual expense arrangement.

11

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application to your agent who, in turn, will forward the completed application to us at our Home Office. Your agent is a licensed insurance agent and a registered representative of a broker-dealer authorized to sell the Policy.

We determine the minimum Specified Amount benefit for a Policy based on the Insured’s Attained Age when we issue the Policy. The minimum Specified Amount is $100,000, or the Specified Amount purchased by a single premium payment of at least $5,000.

Generally, the Policy is available for Insureds between Attained Ages 0-75 for standard non-tobacco and standard tobacco underwriting classes, 18-75 for preferred non-tobacco and preferred tobacco underwriting classes. Starting at Specified Amounts of $250,000, we add a better underwriting class (super-preferred) for non-tobacco users only. We can provide you with details as to these underwriting standards when you apply for a Policy. We reserve the right to modify our underwriting requirements at any time. We must receive evidence of insurability that satisfies our underwriting standards before we will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.

When Insurance Coverage Takes Effect

Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. We may allow for an earlier Effective Date only as we specify in a conditional receipt that accompanies your application, subject to our underwriting rules and Policy conditions.

Canceling a Policy (Free-Look Right)

You may cancel a Policy during the free-look period by returning it to the Company, or to the agent who sold it to you. The free-look generally expires 30 days after you receive the Policy, but this period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if we never issued it. Within seven calendar days after we receive the returned Policy, we will refund the greater of:

(1)          the premiums paid less any withdrawal; or

(2)          the Accumulated Value on the Business Day we receive the returned Policy plus any charges we deducted.

Ownership Rights

The Policy belongs to the Owner named in the application. The Owner may exercise all of the rights and options described in the Policy, subject to the right of any assignee of record and any irrevocably designated beneficiary. The Owner is the Insured unless the application specifies a different person as the Owner. If the Owner dies before the Insured and no contingent Owner is named, then Ownership of the Policy will pass to the Owner’s estate.

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The Owner may exercise certain rights described below.

Selecting and Changing the Beneficiary

•                  You designate the beneficiary (the person to receive the death proceeds when the Insured dies) in the application.

•                  If you designate more than one beneficiary, then each beneficiary shares equally in any death proceeds unless the beneficiary designation states otherwise.

•                  If the beneficiary dies before the Insured, then any contingent beneficiary becomes the beneficiary.

•                  If both the beneficiary and contingent beneficiary die before the Insured, then we will pay the death proceeds to the Owner or the Owner’s estate once the Insured dies.

•                  Unless there is an irrevocable beneficiary, you can change the beneficiary by providing us with a written request while the Insured is living.

•                  The change in beneficiary is effective as of the date you sign the written request.

•                  We are not liable for any actions we take before we received the written request.

Changing the Owner

•                  You may change the Owner by providing a written request to us at any time while the Insured is alive.

•                  The change takes effect on the date you sign the written request.

•                  We are not liable for any actions we take before we received the written request.

•                  Changing the Owner does not automatically change the beneficiary and does not change the Insured.

•                  Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•                  to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•                  to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•                  to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with these laws.

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PREMIUMS

When you apply for a Policy, you may indicate your intention to pay certain scheduled premiums either monthly, semi-annually or annually. However, you have flexibility to determine the frequency and the amount of the premiums you pay. You must send all premium payments to our Home Office or such other office as we may designate from time to time. You may not pay any premiums after the Policy’s Maturity Date.

After your initial premium, you can pay subsequent premiums at any time before the Maturity Date, and in any amount of at least $15. We have the right to limit or refund any premium if (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code; (2) you make a premium payment of less than $15; or (3) the premium exceeds the basic annual premium and results in an increase in the death benefit.

You can stop paying premiums at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either (1) the Insured dies, or (2) the grace period ends without a sufficient payment (see “Lapse,” below), or (3) we receive your written notice requesting a surrender of the Policy.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators.

Lapse. Under certain conditions, your Policy will enter into a 61-day grace period and possibly lapse:

•                  During the first three Policy Years, the Policy will enter a grace period if on any Monthly Deduction Day the Net Accumulated Value is not enough to pay the next monthly deduction due.

•                  After the first three Policy Years, your Policy will enter a 61-day grace period if the Net Surrender Value on any Monthly Deduction Day is not enough to pay the next monthly deduction due.

We will notify you when your Policy is in a grace period. If you do not make a sufficient payment before the end of the grace period, then your Policy will lapse. You may reinstate a lapsed Policy if you meet certain requirements. See “POLICY LAPSE AND REINSTATEMENT.”

Tax-free Exchanges (1035 Exchanges). We may accept as all or part of your initial premium, money from another life insurance contract insuring the same Insured that qualified for a tax-free exchange under Section 1035 of the Internal Revenue Code, contingent upon receipt of the cash from that contract. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct us to allocate your net premium to one or more Subaccounts and to the Declared Interest Option according to the following rules:

•                  You must allocate at least 10% of each net premium to any Subaccount or the Declared Interest Option you select. However, if your Policy was issued on or after May 1, 2004, you may not allocate net premium to the T. Rowe Price Mid-Cap Growth Subaccount.

•                  Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•                  As long as your Policy is in force and has a positive Net Accumulated Value, you can change the allocation instructions for additional net premiums without charge by providing us with a signed, written notification on a form we deem acceptable. Any change in allocation instructions will be effective on the Business Day on or next following the date we receive the signed form at our Home Office.

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Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Subaccounts.

This paragraph and the next one following describe how we handle money you send us. For purposes of this description, the “Policy Settle Date” is the date when all administrative and underwriting requirements have been satisfied and we have received sufficient initial premium; and “Policy Allocation Date” is the 35th day after the date we print the Policy for processing and mailing to your agent/registered representative, for delivery to you. The Policy Settle Date usually occurs before the Policy Allocation Date.

We will place any amounts we receive before the Policy Settle Date in a non-interest bearing suspense account until the Business Day on or next following the Policy Settle Date, at which time we will transfer net premiums from the suspense account to the Money Market Subaccount (i.e., the Subaccount investing in the Prime Reserve Portfolio). However, if the Policy Settle Date occurs on or after the Policy Allocation Date, we will allocate net premiums from the suspense account to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will also place any net premiums we receive on or after the Policy Settle Date but before the Policy Allocation Date in the Money Market Subaccount. On the Business Day on or next following the Policy Allocation Date, we will transfer all of the Accumulated Value in the Money Market Subaccount to the Subaccounts and the Declared Interest Option in accordance with the net premium allocation percentages shown in the application. We will allocate any net premiums received on or after the later of the Policy Settle Date and the Policy Allocation Date on the Business Day we receive such premiums, in accordance with the net premium allocation percentages shown in the application or any more recent written instructions. We must receive a net premium prior to 3:00 p.m. Central Time for the net premium to be allocated that Business Day. Net premiums received at or after 3:00 p.m. Central Time will be allocated on the following Business Day. We will not count the transfers described above for purposes of calculating any transfer charge.

Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent agents fail to forward applications, premium payments and transaction requests to our Home Office on a timely basis. Transaction requests received on the day after Thanksgiving and any other Company holiday when the New York Stock Exchange is open for trading will be processed using the unit values of those days notwithstanding that the Home Office will be closed although the Company mailroom and the New York Stock Exchange will be open.

POLICY VALUES

Accumulated Value

Accumulated Value serves as the starting point for calculating values under a Policy.

Accumulated Value:

•                  equals the sum of all values in the Declared Interest Option and in each Subaccount;

•                  is determined as of the Policy Date and on each Business Day as of 3:00 p.m. Central Time; and

•                  has no guaranteed minimum amount and may be more or less than premiums paid.

Net Accumulated Value equals the Accumulated Value minus any Indebtedness.

Net Surrender Value

The Net Surrender Value is the amount we pay to you when you surrender your Policy. We determine the Net Surrender Value at the end of the Valuation Period when we receive your written surrender request.

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Net Surrender Value on any Business Day equals:

•                  the Accumulated Value as of such date; minus

•                  any surrender charges as of such date; minus

•                  any outstanding Indebtedness.

Variable Accumulated Value

The Variable Accumulated Value is equal to the sum of the Accumulated Value in each Subaccount. At the end of any Valuation Period, a Subaccount’s Accumulated Value is equal to the number of units that the Policy has in the Subaccount, multiplied by the unit value of that Subaccount.

The number of units in any Subaccount on any Business Day equals:

•                  the initial units purchased at the unit value on the Business Day on or next following the Policy Allocation Date (see “PREMIUMS—Allocating Premiums” above); plus

•                  units purchased with additional net premiums; plus

•                  units purchased via transfers from another Subaccount or the Declared Interest Option; minus

•                  units redeemed to pay for monthly deductions; minus

•                  units redeemed to pay for partial withdrawals; minus

•                  units redeemed as part of a transfer to another Subaccount or the Declared Interest Option including transfers to secure Policy loans.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period.

Unit Value

We determine a unit value for each Subaccount to reflect how investment performance affects the Policy values. Unit values will vary among Subaccounts. The unit value of each Subaccount was originally established at $10 per unit on the Business Day when the Subaccount first purchased portfolio shares. The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any Subaccount at the end of a Valuation Period is calculated by dividing (a) by (b) where:

a)              is:

1)              the value of the net assets of the Subaccount at the end of the preceding Valuation Period; plus

2)              the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the unit value is being determined; minus

3)              the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; minus

4)              any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; minus

5)              the daily equivalent of the mortality and expense risk charge.

b)             is the number of units outstanding at the end of the preceding Valuation Period.

We determine a unit value for each Subaccount as of 3:00 p.m. Central Time each Business Day.

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Declared Interest Option Accumulated Value

On the Business Day on or next following the date premiums are allocated (see “PREMIUMS—Allocating Premiums” above), the Declared Interest Option Accumulated Value is equal to the amount allocated to the Declared Interest Option, less the portion of any monthly deduction taken from the Declared Interest Option.

The Declared Interest Option Accumulated Value at the end of any Valuation Period equals:

•                  the Declared Interest Option Accumulated Value at the end of the preceding Valuation Period; plus

•                  the total net premiums allocated to the Declared Interest Option since the end of the preceding Valuation Period; plus

•                  any amounts transferred to the Declared Interest Option; plus

•                  interest credited to the Declared Interest Option; minus

•                  amounts charged to pay for monthly deductions; minus

•                  amounts withdrawn or transferred from the Declared Interest Option.

DEATH BENEFIT

Death Proceeds

As long as the Policy is in force, we will pay the death proceeds to the primary beneficiary or a contingent beneficiary once we receive satisfactory proof of the Insured’s death at our Home Office and after any necessary claims requirements or investigations are completed. We may require you to return the Policy. If the beneficiary dies before the Insured and there is no contingent beneficiary, we will pay the death proceeds to the Owner or the Owner’s estate. We will pay the insurance proceeds in a lump sum or under a payment option. See “Additional Policy Information—Payment of Policy Benefits” in the Statement of Additional Information (“SAI”).

Death Proceeds Equal:

•                  the death benefit (described below); plus

•                  premiums paid after the date of death; minus

•                  any past due monthly deductions; minus

•                  any outstanding Indebtedness on the date of death.

If all or part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date we receive due proof of the Insured’s death to the date we make payment.

An increase in the Specified Amount will increase the death benefit and a decrease in the Specified Amount will decrease the death benefit.

We may further adjust the amount of the death proceeds under certain circumstances. See “Additional Policy Information—Our Right to Contest the Policy” and “Misstatement of Age or Sex” in the SAI.

Death Benefit

The death benefit is the greater of:

•                  the Specified Amount on the Insured’s date of death; or

•                  the Accumulated Value on the Insured’s date of death multiplied by the applicable death benefit factor for the Insured’s Attained Age, gender, and underwriting classification from the Table of Death Benefit Factors in Appendix A.

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Your death benefit does not change unless the death benefit factor multiplied by the Accumulated Value is greater than the Specified Amount. Then the death benefit will vary as the Accumulated Value varies.

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount at any time after the end of the first Policy Year, subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. Changing the Specified Amount may have tax consequences and you should consult a tax advisor before doing so. See “FEDERAL TAX CONSIDERATIONS.”

Increasing the Specified Amount

•                  You may increase the Specified Amount before the Insured reaches age 75 by submitting a written request and providing evidence of insurability satisfactory to us at our Home Office. The increase will be effective on the next Monthly Deduction Day after we approve the increase request.

•                  The minimum increase is $100,000.

•                  Increasing the Specified Amount will result in additional surrender charges on the increase amount that will last for 10 years from the date of the increase.

•                  A different cost of insurance charge may apply to the increase in Specified Amount, based on the Insured’s circumstances at the time of the increase.

•                  You must pay premium sufficient to cover the first month’s cost of insurance charge following deduction of all applicable expense charges unless the Policy has enough Accumulated Value to cover the cost of insurance charge.

Decreasing the Specified Amount

•                  You must submit a written request to decrease the Specified Amount to us at our Home Office.

•                  You may not decrease the Specified Amount below the minimum Specified Amount shown on the Policy schedule page.

•                  Any decrease will be effective on the next Monthly Deduction Day after we process your written request.

•                  For purposes of determining the cost of insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

•                  Decreasing the Specified Amount will not affect the surrender charges.

SURRENDERS AND PARTIAL WITHDRAWALS

Surrenders

You may make a written request to surrender your Policy for its Net Surrender Value as calculated at the end of the Business Day when we receive your request at our Home Office. If we receive your written request to surrender the Policy prior to 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time that Business Day. If we receive your written request to surrender the Policy at or after 3:00 p.m. Central Time, we will calculate the Net Surrender Value for your Policy as of 3:00 p.m. Central Time on the following Business Day. A surrender may have tax consequences. See “FEDERAL TAX CONSIDERATIONS—Tax Treatment of Policy Benefits.”

•                  The Insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. We may require that you return the Policy.

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•                  If you surrender your Policy during the first 10 Policy Years (or during the first 10 years after an increase in the Specified Amount), you will incur a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender and Withdrawal Charges.”

•                  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•                  We will usually pay the Net Surrender Value in a lump sum within seven days unless you request other arrangements. See “Additional Policy Information—Payment of Policy Benefits” in the SAI.

Partial Withdrawals

Prior to the Maturity Date while the Insured is alive, you may request to withdraw a portion of your Net Surrender Value subject to certain conditions.

•                  You must: (1) make your request in writing to us at our Home Office, and (2) request at least $500.

•                  You may not withdraw an amount that would leave a Net Surrender Value of less than $5,000.

•                  For each withdrawal, we deduct (from the amount withdrawn) a fee equal to the lesser of
$25 or 2% of the amount withdrawn. See “CHARGES AND DEDUCTIONS—Surrender and Withdrawal Charges.”

•                  You can specify the Subaccount(s) and/or Declared Interest Option from which to make the withdrawal; otherwise we will deduct the amount (including any fee) from the Subaccounts and the Declared Interest Option on a pro-rata basis (that is, according to the percentage of Accumulated Value contained in each Subaccount and the Declared Interest Option).

•                  We will process the withdrawal at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written request for withdrawal prior to 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written request for withdrawal at or after 3:00 p.m. Central Time, we will process the withdrawal at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day.

•                  We generally will pay a withdrawal request from the Subaccounts within seven days after the Business Day when we receive the request. We reserve the right to defer any withdrawals from the Declared Interest Option for up to six months (or any shorter period required by law).

•                  A partial withdrawal would lower the Accumulated Value and the death benefit.

•                  Partial withdrawals may have tax consequences. See “FEDERAL TAX CONSIDERATIONS—Tax Treatment of Policy Benefits.”

TRANSFERS

You may make an unlimited number of transfers in any Policy Year from among the Subaccounts or from the Declared Interest Option. We determine the amount you have available for transfer at the end of the Valuation Period when we receive your transfer request. The following features apply to transfers under the Policy:

•                  You may request transfers in writing to us at our Home Office (in a form we accept) or by telephone.

•                  You must transfer at least $100, or, if less, the total Accumulated Value in the Subaccount or Declared Interest Option (less amounts securing Policy loans).

•                  You may not transfer more than 50% of the Net Accumulated Value in the Declared Interest Option on any day unless the balance following the transfer would be less than $1,000, in which case you may transfer the full Net Accumulated Value in the Declared Interest Option.

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•                  We may currently deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. We may increase this charge up to $40. Transfers we effect from the Declared Interest Option, and transfers resulting from loans, dollar cost averaging, and asset rebalancing are NOT treated as transfers for purposes of the transfer charge.

•                  We process transfers at the unit values next determined after we receive your request at our Home Office. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. Central Time, we will process the transfer at the unit values calculated as of 3:00 p.m. Central Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

•                  We consider each written or telephone request to be a single transfer, regardless of the number of Subaccounts (or Declared Interest Option) involved. We will treat all transfer requests received during the same Valuation Period as a single request.

•                  If your Policy was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

You may request telephone transfer privileges in your Policy application. The telephone transfer privileges allow you to give authority to any person to make telephone transfers. To make a telephone transfer, you may call 1-866-288-2172.

Please note the following regarding telephone transfers:

•                  We are not liable for any claim, loss, damage, liability, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•                  We will employ reasonable procedures to confirm that telephone instructions are genuine, including requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

•                  We reserve the right to suspend telephone transfer privileges at any time.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make a written request to the Home Office.

The corresponding portfolio of any Subaccount determines its net asset value per share once daily, as of the close of the regular business session of the New York Stock Exchange (“NYSE”) (usually 3:00 p.m. Central Time), which coincides with the end of each Valuation Period. Therefore, we will process any transfer request we receive after the close of the regular business session of the NYSE, using the net asset value for each share of the applicable portfolio determined as of the close of the next regular business session of the NYSE.

Additional Limitations on Transfers

When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under the Policy causes frequent purchases and redemptions of shares of the Portfolios.

Frequent purchases and redemptions of shares of the Portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Portfolio at a

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price that does not reflect the current market value of the portfolio securities of the Portfolio, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the Portfolios may increase brokerage and administrative costs of the Portfolios, and may disrupt a Portfolio’s management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the Portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase the Policy.

If we determine that you are engaging in frequent transfer activity among Subaccounts, we may, without prior notice, impose certain restrictions on your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses). We do not apply our policies and procedures to discourage frequent transfers to the dollar cost averaging or asset rebalancing programs.

If transfer activity violates our established parameters, we may require you to make your transfer requests in writing by regular mail through the U. S. Postal Service, or otherwise restrict telephone and facsimile transfer privileges. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although we may vary our policies and procedures among our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If we impose any restrictions on your transfer activity, we will notify you in writing.

Please note that the limits and restrictions described here are subject to the Company’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. In addition, our ability to discourage frequent transfer activity may be limited by provisions of the Policy. As a result, despite our efforts to discourage frequent transfers among the Subaccounts available under the Policy, there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice:

•                  to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or Portfolio shareholders generally;

•                  to comply with state or federal regulatory requirements; or

•                  for any other reason we deem necessary or appropriate.

In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Portfolio. If a Portfolio’s policies and procedures require it to restrict or refuse transactions by the Separate Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

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The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The frequent trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Portfolios and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that we may not have the contractual obligation or the operational capacity to monitor Owners’ transfer requests and apply the frequent trading policies and procedures of the respective Portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the Portfolios generally are “omnibus” orders from intermediaries such as separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the Portfolios will not be harmed by transfer activity relating to the other insurance companies that may invest in the Portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of Portfolio shares, as well as the contract owners of all of the insurance companies, including the Company, whose subaccounts correspond to the affected Portfolios. In addition, if a Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the Portfolio may reject the entire omnibus order and thereby interfere with the Company’s ability to satisfy its contractual obligations to Owners.

To the extent permitted by applicable law, we reserve the right to defer transfer privileges at any time that we are unable to purchase or redeem shares of any of the Portfolios available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

OTHER PROGRAMS

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program by completing an election form and forwarding it to our Home Office. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from the Money Market Subaccount (i.e, the Subaccount investing in the Prime Reserve Portfolio) to any other Subaccount(s) or the Declared Interest Option. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high.

We do not assure the success of this strategy, and we cannot guarantee that dollar cost averaging will result in a profit to you or will protect you against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. There is no additional charge for dollar cost averaging. You may elect to discontinue dollar cost averaging at any time by forwarding a written request to our Home Office.

If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program. We may also modify, suspend, or

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discontinue the dollar cost averaging program at any time. More detailed information concerning our dollar cost averaging program is available upon request from our Home Office.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. Accumulated Value allocated to each Subaccount and the Declared Interest Option will grow or decline in value at different rates. The asset rebalancing program will transfer Accumulated Value from those Subaccounts and the Declared Interest Option that have increased in value to those Subaccounts that have declined in value (or not increased as much). Over time, this method of investing may help you buy low and sell high. The asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses or that you will meet your financial goals.

You may elect to participate in the asset rebalancing program by completing an election form and forwarding it to our Home Office. There is no additional charge for participating in the program.

You may elect to discontinue asset rebalancing at any time by forwarding a written request to our Home Office.

We may also modify, suspend, or discontinue the asset rebalancing program at any time. More detailed information concerning our asset rebalancing program is available upon request from our Home Office.

Asset Allocation

You may select one of several available asset allocation model portfolios, each of which represents a combination of Subaccounts with a different level of risk. Asset allocation is the process of investing in different asset classes such as equity funds, fixed income funds, and money market funds depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market. The asset allocation models are fully described in a separate brochure. We may add or delete such models in the future.

No personalized investment advice is provided in connection with the asset allocation model and you should not rely on a model as providing individualized investment recommendations to you. The models are considered “static” because once you have selected a model portfolio, the Subaccounts and the percentage of policy value allocated to each Subaccount cannot be changed without your consent.

The models are available at no additional charge. You may elect this option at the time you purchase your Policy or at a later date by contacting your registered representative to review the available asset allocation models. If you select this option, it will remain in effect until we receive a written termination request from you at our Home Office.

You may also participate in the asset rebalancing program under which the values in the Subaccounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. If you do not participate in the asset rebalancing program, your model portfolio will not rebalance back to the initial percentages of the model you selected and over time Subaccount performance may cause your Policy’s allocation percentages to change. We do not change your original percentage allocations among the Subaccounts in your chosen model, unless you advise us to do so. Nevertheless, we have selected an independent third-party consultant who reviews the existing models annually to determine whether the investment objective of the model is being met in light of changing markets. Based upon this review, the third-party may recommend that new models be substituted for the existing models. If so, the new models will only be offered to Policies issued on or after the date the new model goes into effect or to Owners who elect an asset allocation model on or after that date. Owners who have selected an existing asset allocation model may make an independent decision to change their asset allocations at any time. You should consult your investment professional periodically to consider whether the model you have selected is still appropriate for you.

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LOANS

While the Policy is in force, you may borrow money from us using the Policy as the only collateral for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions

•                  You must request a loan in writing (in a form that is acceptable to us). You should forward your request to us at our Home Office.

•                  The maximum loan you may take is the Surrender Value.

•                  When you take out a loan, an amount equal to the loan will be segregated within the Declared Interest Option as security for the loan. Unless you instruct us otherwise, amounts segregated as security for the loan will be allocated from the Declared Interest Option and transferred from the Subaccounts on a proportional basis. Amounts that secure a loan may earn less interest than other amounts in the Declared Interest Option, but in no event less than the guaranteed rate of 4%. We will determine any interest credited in excess of the guaranteed rate at our sole discretion.

•                  We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions.

•                  We charge you an annual interest rate of 8.00% on your loan. Interest is due and payable on each Policy Anniversary. Unpaid interest becomes part of the outstanding loan and accrues additional interest if it is not paid when due.

•                  You may repay all or part of your Indebtedness at any time. The payment must be clearly marked as “loan repayments” or they will be credited as premiums if they meet minimum premium requirements.

•                  Upon each loan repayment, the portion of the Accumulated Value in the Declared Interest Option securing the repaid portion of the loan will no longer be segregated within the Declared Interest Option as security for the loan, and unless you instruct us otherwise, it will remain in the Declared Interest Option and/or be transferred to the Subaccounts in accordance with your current net premium allocation instructions. At that time, interest earned on such amount will be credited against interest accrued on the loan.

•                  We deduct any Indebtedness from the Accumulated Value upon surrender, and from the death proceeds payable on the Insured’s death.

•                  If your Indebtedness equals or exceeds the Accumulated Value less any applicable surrender charge (thereby reducing the Net Surrender Value to zero), then your Policy will enter a grace period. See “POLICY LAPSE AND REINSTATEMENT.”

POLICY LAPSE AND REINSTATEMENT

Lapse

If your Policy enters into a grace period, we will mail a notice to your last known address. The 61-day grace period begins on the date of the notice. The notice will specify the minimum payment required and the final date by which we must receive the payment to keep the Policy from lapsing. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits.

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Reinstatement

Unless you have surrendered your Policy for its Net Surrender Value, you may reinstate a lapsed Policy at any time within 5 years after the end of the grace period (and prior to the Maturity Date) by submitting all of the following items to us at our Home Office:

1.               a written notice requesting reinstatement;

2.               evidence of insurability we deem satisfactory;

3.               payment or reinstatement of any Indebtedness;

4.               payment of enough premium to keep the Policy in force for at least 3 months; and

5.               payment of the cost of insurance for the 61-day grace period that was in effect prior to termination of the Policy.

The effective date of reinstatement will be the first Monthly Deduction Day on or next following the date we approve your application for reinstatement. We reserve the right to decline a reinstatement request.

THE COMPANY AND THE DECLARED INTEREST OPTION

Southern Farm Bureau Life Insurance Company

Southern Farm Bureau Life Insurance Company was incorporated on October 30, 1946, as a stock life insurance company in the State of Mississippi and is principally engaged in the offering of life insurance policies and annuity contracts. We are admitted to do business in 13 jurisdictions: the states of Alabama, Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee, Texas, and Virginia; and the Commonwealth of Puerto Rico. Our principal offices are at 1401 Livingston Lane, Jackson, Mississippi 39213.

The Declared Interest Option

The Declared Interest Option is part of our general account. We own the assets in the general account and we use these assets to support our insurance and annuity obligations other than those funded by our separate accounts. Subject to applicable law, the Company has sole discretion over investment of the Declared Interest Option’s assets. The Company bears the full investment risk for all amounts allocated or transferred to the Declared Interest Option. We guarantee that the amounts allocated to the Declared Interest Option will accrue interest daily at a net effective annual interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. Accumulated Value in the Declared Interest Option will not share in the investment performance of our general account.

The Company, in its sole discretion, may establish a current interest rate that will accrue daily on amounts held in the Declared Interest Option. For each amount allocated or transferred to the Declared Interest Option, we apply the current interest rate. We reserve the right to declare a new current interest rate on this amount and accrued interest thereon, in our sole discretion. You assume the risk that interest credited to amounts in the Declared Interest Option may not exceed the minimum 4% guaranteed rate.

We have not registered the Declared Interest Option with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Declared Interest Option.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS

The Separate Account

We established Southern Farm Bureau Life Variable Life Account as a separate investment account under Mississippi law on October 16, 2000. We own the assets in the Separate Account and we are obligated to

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pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. The Separate Account is registered with the Securities and Exchange Commission as an unit investment trust under the Investment Company Act of 1940 and qualifies as a “separate account” within the meaning of the Federal securities laws.

We have divided the Separate Account into Subaccounts, each of which invests in shares of one portfolio among the following Funds:

•                  T. Rowe Price Equity Series, Inc. (managed by T. Rowe Price Associates, Inc.)

•                  T. Rowe Price Fixed Income Series, Inc. (managed by T. Rowe Price Associates, Inc.)

•                  Fidelity Variable Insurance Products Funds (managed by Fidelity Management & Research Company)

The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a Subaccount of the Separate Account reflect the Subaccount’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies. If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus. Where permitted by applicable law, we reserve the right to:

1.               Deregister the Separate Account under the Investment Company Act of 1940 if such registration is no longer required, or operate the Separate Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

2.               Restrict or eliminate any voting rights of owners, or other persons who have voting rights as to the Separate Account;

3.               Remove, add, or combine the Separate Account with other separate accounts and/or create new Separate Accounts;

4.               Make any changes required by the Investment Company Act of 1940 or any other law;

5.               Transfer assets supporting Policies from one Subaccount to another or from one Separate Account to another separate account;

6.               Substitute or close Subaccounts to allocations of premiums or Accumulated Value, or both, and to existing investments or the investment of future premiums, or both, at any time in our discretion;

7.               Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion; and

8.               Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

We may substitute another Subaccount, portfolio, or insurance company separate account under the Policy if, in our judgment, investment in a Subaccount or portfolio would no longer be possible or becomes inappropriate to the purpose of the Policy, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. We will not make any such substitution or other changes without receiving any necessary prior approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

The Portfolios

Each Subaccount of the Separate Account invests exclusively in shares of one portfolio. Each portfolio is part of a Fund that is registered with the Securities and Exchange Commission as an open-end

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management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the Securities and Exchange Commission.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain Subaccounts and corresponding portfolios may not be available to residents of some states.

The following table summarizes each portfolio’s investment objective(s) and policies. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the portfolios. You should read these prospectuses carefully.

Portfolio	Investment Objective/Fund Description
T. Rowe Price Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

•      T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Mid-Cap Growth Portfolio

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above average earnings growth.

•      T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio consists of approximately 60% stocks, 30% bonds, and 10% money market securities.

•      T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Limited-Term Bond Portfolio	• This Portfolio seeks a high level of income consistent with moderate fluctuations in principal value. • T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

T. Rowe Price Prime Reserve Portfolio

•      This Portfolio seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. This Portfolio invests in high-quality U.S. dollar-denominated money market securities. An investment in the T. Rowe Price Prime Reserve Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

•      T. Rowe Price Associates, Inc. serves as the investment adviser to the Portfolio.

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Portfolio	Investment Objective/Fund Description
Fidelity VIP Growth Portfolio (Initial Class)

•      The Portfolio seeks capital appreciation by investing in securities of companies the adviser believes have above-average growth potential. The Portfolio normally invests primarily in common stocks.

•      Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP High Income Portfolio (Initial Class)

•      This Portfolio seeks a high level of current income and growth of capital by investing primarily in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

•      Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP Overseas Portfolio (Initial Class)

•      This Portfolio seeks long-term growth of capital by investing primarily in non-U.S. securities. The Portfolio considers non-U.S. securities to include investments that are tied to a particular country or region outside the U.S.

•      Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

Fidelity VIP Contrafund® Portfolio (Initial Class)

•      This Portfolio seeks long-term capital appreciation by investing in securities of companies whose value the adviser believes are not fully recognized by the public. The Portfolio normally invests primarily in common stocks, but it has the flexibility to invest in other types of securities.

•      Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

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Portfolio	Investment Objective/Fund Description
Fidelity VIP Index 500 Portfolio (Initial Class)

•      This Portfolio seeks to provide investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States. To achieve this objective, the Portfolio attempts to duplicate the composition and total return of the S&P 500.

•      Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc. and Geode Capital Management, LLC serve as sub-advisers.

Fidelity VIP Mid Cap Portfolio (Initial Class)

•      This Portfolio seeks long-term growth of capital by normally investing in common stocks. The Portfolio normally invests primarily in securities of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Index or the S&P MidCap 400 Index).

•      Fidelity Management & Research Company serves as the investment adviser to the Portfolio. FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Research & Analysis Company, formerly known as Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited serve as sub-advisers.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment results of any of the portfolios available under the Policy will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

Voting Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio’s shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that correspond to the amount of Accumulated Value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive from Owners. Should Federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain Owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took such action.

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CHARGES AND DEDUCTIONS

We make certain charges and deductions under the Policy. These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:

•                  the death benefit, cash, and loan benefits under the Policy

•                  investment options, including premium allocations

•                  administration of elective options

•                  the distribution of reports to Owners

Costs and expenses we incur:

•                  costs associated with processing and underwriting applications, issuing and administering the Policy (including any riders)

•                  overhead and other expenses for providing services and benefits

•                  sales and marketing expenses

•                  other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risk we assume:

•                  that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

•                  that the costs of providing the services and benefits under the Policies exceed the charges we deduct

•                  investment risk associated with the Declared Interest Option.

Premium Expense Charge

We deduct a premium expense charge from each premium payment to compensate us for Policy-related distribution expenses. We credit the remaining amount (the net premium) to your Accumulated Value according to your allocation instructions. For each Policy Year, we currently deduct a premium expense charge equal to 10% of the premium paid in that Policy Year up to the basic annual premium and 3% of such premium paid in that Policy Year in excess of the basic annual premium. We may change the premium expense charge, but we guarantee that it will not exceed 12% of all premiums paid.

Monthly Deduction

We deduct a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. We will make deductions from each Subaccount and the Declared Interest Option on a pro-rata basis (i.e., in the same proportion that the value in each Subaccount and the Declared Interest Option (excluding amounts securing loans) bears to the total Accumulated Value (excluding amounts securing loans) on the Monthly Deduction Day). Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

•                  a cost of insurance charge;

•                  a monthly Policy expense; and

•                  charges for any riders.

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Cost of Insurance. We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit. The charge depends on a number of variables (issue age and duration, sex, underwriting class, Specified Amount and Accumulated Value) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If we approve an increase in your Policy’s Specified Amount, then a different underwriting class (and a different cost of insurance charge) may apply to the increase, based on the Insured’s circumstances at the time of the increase.

Cost of Insurance Charge is computed as (a) multiplied by (b) divided by (c), plus (d), where:

(a)          is the monthly cost of insurance rate;

(b)         is the death benefit, divided by 1.0032737, less the Accumulated Value;

(c)          is 1,000; and

(d)         is the cost of any flat extra premium shown on the Policy schedule page for any Specified Amount, times that Specified Amount divided by 1,000.

We base the cost of insurance rates on the Insured’s Attained Age, sex, underwriting class, Specified Amount, and the duration of the Policy from issue or from Specified Amount increase. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners’ Standard Ordinary (C.S.O.) Smoker and Nonsmoker Mortality Tables and the Insured’s age and underwriting class. For standard underwriting classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. tables.

Monthly Policy Expense Charge. Each month we deduct a $6 monthly Policy expense charge to compensate us for expenses such as record keeping, processing death benefit claims and Policy changes, and overhead costs. We may increase this charge to a maximum of $10 per month.

Charges for Riders. The monthly deduction includes charges for any supplemental insurance benefits you add to your Policy by rider. See “Supplemental Benefits and Riders.”

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount (not the Declared Interest Option) to compensate us for certain mortality and expense risks we assume. The mortality risk is that an Insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy. This charge is equal to:

•                  the assets in each Subaccount, multiplied by

•                  0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all Policy Years.

We will not increase this charge. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose including covering distribution expenses.

Surrender and Withdrawal Charges

Surrender Charges. If you fully surrender your Policy (or it lapses) during the first 10 Policy Years, we deduct surrender charges from your Accumulated Value and pay the remaining amount (less any outstanding Indebtedness) to you. The payment you receive is called the Net Surrender Value. An additional 10-year surrender charge is associated with each Specified Amount increase. We calculate

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the surrender charges as a percentage of an amount equal to one basic annual premium for the period in which the surrender occurs as follows:

Policy Year		Surrender Charge as a Percentage of Basic Annual Premium
1		50%
2		45%
3		40%
4		35%
5		30%
6		25%
7		20%
8		15%
9		10%
10		5%
11	+	0%

Withdrawal Charge. You may request a partial withdrawal from your Accumulated Value. For each withdrawal, we will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge

•                  We currently allow you to make 12 transfers each Policy Year free of charge.

•                  We may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a Policy Year. We will not increase this charge above $40.

•                  For purposes of assessing the transfer charge, each written or telephone request is considered to be one transfer, regardless of the number of Subaccounts (or Declared Interest Option) affected by the transfer.

•                  We deduct the transfer charge from the amount being transferred.

•                  Transfers we effect to reallocate amounts on and prior to the Policy Allocation Date (see “PREMIUMS—Allocating Premiums”), and transfers due to dollar cost averaging, asset rebalancing, or loans, do NOT count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the investment advisory (management) fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, see the portfolios’ prospectuses and the Annual Portfolio Operating Expenses table included in the Summary of this prospectus.

FEDERAL TAX CONSIDERATIONS

The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present Federal income tax laws as they are

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currently interpreted by the Internal Revenue Service (the “IRS”). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Internal Revenue Code (“Code”) in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain innovative features of the Policy are not directly addressed by the Code, and/or there is limited guidance as to how these requirements are to be applied. Nevertheless, we believe that a Policy should generally satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of such requirements to the Policy. There is more uncertainty with respect to Policies issued on a substandard premium class basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account supporting their policies due to their ability to exercise control over those assets. Where this is the case, the Owners will be currently taxed on income and gains attributable to the separate account assets. In Revenue Ruling 2003-91, the IRS described the circumstances under which the owner of a variable contract will not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Revenue Ruling 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner’s right to allocate premiums and transfer funds among the available sub-accounts, all investment decisions concerning the sub-accounts were made by the insurance company or an advisor in its sole and absolute discretion. We do not believe that the ownership rights of an Owner under the Policy would result in any Owner being treated as the owner of the assets of the Separate Account under Revenue Ruling 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Contracts to qualify as variable life insurance contracts for federal tax purposes. The Separate Account and its Subaccounts, through each Portfolio, intends to comply with the diversification requirements prescribed in regulations under Section 817(h), which affect how the assets in each Portfolio may be invested. We do not have control over the Portfolios or their investments. Nonetheless, the Company believes that each Portfolio in which a Subaccount owns shares will meet the diversification requirements. If the Separate Account, or a Portfolio, failed to comply with these diversification standards, a Policy would not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Accumulated Value over the investment in the Policy. Policy owners bear the risk that the entire Policy could be disqualified as a life insurance contract under the Code due to the failure of the Separate Account or a Portfolio to be deemed to be “adequately diversified.”

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the beneficiary’s gross income. However, federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary’s circumstances. You should consult a tax advisor on these consequences.

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Generally, you will not be currently taxed on any part of the increase in the Accumulated Value until there is a distribution. Please consult a tax advisor on these consequences. Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), then the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract” (“MEC”).

Modified Endowment Contracts. Modified Endowment Contracts are still treated as life insurance with respect to the tax treatment of death proceeds and to the extent that the increase in the Accumulated Value is not taxed on a yearly basis. However, any distributions will receive less favorable income tax treatment than other life insurance contracts. See, Distributions from Modified Endowment Contracts, below. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the “7-pay test.” A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a “material change” in the Policy’s benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

•                  All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first.

•                  Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

•                  A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled (within the meaning of Section 72(m)(7) of the Code), or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•                  If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal

34

income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs. Additional rules may be promulgated under this provision to prevent avoidance of its effects through serial contracts or otherwise.

Accelerated Benefit Rider. We believe that payments received under the Accelerated Benefit Rider should be fully excludable from gross income (except in certain business contexts). However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Additionally, in recent years, Congress has adopted new rules relating to corporate owned life insurance. The IRS has also recently issued guidance on split dollar life insurance plans. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Possible Charges for Our Taxes. At the present time, we make no charge for any Federal, state or local taxes that may be attributable to the Subaccounts or to the Policy. We reserve the right to impose charges for any future taxes or economic burden we may incur.

35

SUPPLEMENTAL BENEFITS AND RIDERS

The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

We currently offer the following riders under the Policy:

•                  Children’s Term Rider;

•                  Waiver of Monthly Deductions Agreement; and

•                  Accelerated Benefit Rider.

SALE OF THE POLICIES

We have entered into a distribution agreement with our affiliate, Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”) for the distribution and sale of the Policies. SFB Fund Distributor sells the Policies through its registered representatives.

We pay commissions for sale of the Policies. The maximum commission payable for Policy sales by SFB Fund Distributor registered representatives is: 10% of premiums up to the basic annual premium and 3% of premiums above that amount paid in each Policy Year for the first ten Policy Years; 8% of premiums up to the basic annual premium and 3% of premiums above that amount paid in each Policy Year after the tenth Policy Year. SFB Fund Distributor managers are also eligible for compensation and bonuses based on Policy sales. Because registered representatives of SFB Fund Distributor are also insurance agents of the Company, they may be eligible for agents insurance, pension benefits, agency expense allowances and various cash benefits, such as bonuses, and non-cash compensation programs that the Company offers. These programs include trips, conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help registered representatives qualify for such benefits. Registered representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel. In addition, SFB Fund Distributor registered representatives who meet certain Company productivity and persistency standards may be eligible for additional compensation. SFB Fund Distributor managers are also eligible for similar compensation, benefits and bonuses. See “Sale of the Policies” in the Statement of Additional Information for more information concerning compensation paid for sale of the Policies.

Commissions and other incentives or payments described above are not charged directly to Owners or amounts in the Separate Account or Declared Interest Option. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

Ask your SFB Fund Distributor registered representative for more information about what compensation he or she receives for selling your Policy.

Under its Public Disclosure Program, NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. NASD’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Website address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from NASD.

36

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual Policy and any endorsements or riders are the controlling documents.

LEGAL PROCEEDINGS

The Company, like other life insurance companies, is involved in lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Separate Account, the ability of SFB Fund Distributor to perform its contract with the Separate Account, or the ability of the Company to meet its obligations under the Policies.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Home Office.

37

GLOSSARY

Accumulated Value: Accumulated Value is the sum of the values of the Policy in each Subaccount of the Separate Account, and the value of the Policy in the Declared Interest Option including amounts securing loans.

Attained Age: The Insured’s age at issue plus the number of Policy Years since the Policy Date.

Basic Annual Premium: The basic annual premium as shown on the Policy schedule page. We determine the amount of this premium based on the Insured’s age, sex, underwriting class, Specified Amount and certain assumptions allowed by law.

Beneficiary: The person or entity the Owner named in the application, or by later designation, to receive the death proceeds upon the Insured’s death.

Business Day: Each day that the New York Stock Exchange is open for trading, except: (1) any local or regional business holidays designated in this prospectus; (2) any period when the Securities and Exchange Commission (“SEC”) determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (3) such other periods as the SEC may permit for the protection of security holders of a Fund. Assets are valued at the close of the Business Day (3:00 p.m. Central Time).

Company, We, Us, Our, Home Office: Southern Farm Bureau Life Insurance Company, 1401 Livingston Lane, Jackson, Mississippi 39213, telephone: (866) 288-2172.

Declared Interest Option: An account in which the Accumulated Value accrues interest at no less than the guaranteed minimum interest rate. The Declared Interest Option is part of Our General Account.

Due Proof of Death: Proof of the Insured’s death that is satisfactory to us. Such proof may consist of:

(a)          a certified copy of the death certificate;

(b)         a certified copy of a court decree reciting a finding of death; or

(c)          any other proof we find satisfactory.

Fund: An open-end, diversified management investment company in which the Separate Account invests.

General Account: All our assets other than those allocated to the Separate Account or any other separate account. We have complete ownership and control of the assets of the General Account.

Grace Period: The 61-day period after which a Policy will lapse, if you do not make a sufficient payment.

Indebtedness: The sum of all outstanding Policy loans and any due and unpaid loan interest.

Insured: The person upon whose life we issue a Policy.

Maturity Date: The Insured’s age 100.

Monthly Deduction Day: The same date in each month as the Policy Date. The Company makes the monthly deduction on the Business Day coinciding with or immediately following the Monthly Deduction Day.

Net Accumulated Value: The Accumulated Value minus any outstanding Indebtedness.

Net Premium: The amount of premium remaining after we deduct the premium expense charge and any applicable premium taxes. The Company will allocate this amount, according to the Owner’s instructions, among the Declared Interest Option and the Subaccounts of the Separate Account.

Net Surrender Value: The Surrender Value minus any Indebtedness.

38

Owner, You, Your: The person named in the application who owns a Policy.

Policy Anniversary: The same date as the Policy Date in each year following the first Policy Year.

Policy Date: The date printed on the Policy schedule page that we use to determine Policy Years, Policy Months and Policy Anniversaries. Your Policy will be effective as of this date if You and the Insured meet our requirements. If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

Policy Month: A one-month period beginning on a Monthly Deduction Day and ending on the day immediately preceding the next Monthly Deduction Day.

Policy Year: A 12-month period that starts on the Policy Date or on a Policy Anniversary.

Portfolio: A separate investment portfolio of a Fund. Each Subaccount invests exclusively in one portfolio of a Fund.

Scheduled Premium: This is the scheduled premium amount shown on the Policy schedule page for which we will provide premium notices or accept by bank draft or electronic funds transfer.

Separate Account: Southern Farm Bureau Life Variable Life Account, a separate investment account the Company established to receive and invest net premiums paid under the Policies.

Specified Amount: The minimum death benefit under a Policy so long as the Policy remains in force. The schedule page sets forth the Specified Amount as of the Policy Date.

Subaccount: A subdivision of the Separate Account, which invests exclusively in shares of a designated portfolio of a Fund.

Surrender Charges: Charges we assess at the time of any surrender during the first 10 Policy Years and during the 10 years following an increase in Specified Amount.

Surrender Value: The Accumulated Value minus any surrender charges.

Valuation Period: The period between the close of business (3:00 p.m. Central Time) on a Business Day and the close of business on the next Business Day.

39

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

SAI-TOC

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Surrender Values, and Accumulated Values, and to request other information about the Policy please call or write to us at 1-866-288-2172, P.O. Box 140, Jackson, Mississippi 39205.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-10477

APPENDIX A

Table of Death Benefit Factors

Tobacco—Standard & Preferred			Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female	Attained Age	Male	Female
0	10.52	13.14	0	12.63	14.69
1	10.37	12.92	1	12.51	14.48
2	10.06	12.54	2	12.17	14.08
3	9.76	12.17	3	11.83	13.68
4	9.46	11.80	4	11.49	13.28
5	9.16	11.44	5	11.15	12.88
6	8.87	11.08	6	10.81	12.49
7	8.59	10.73	7	10.48	12.11
8	8.30	10.39	8	10.15	11.73
9	8.03	10.05	9	9.82	11.36
10	7.76	9.72	10	9.50	11.00
11	7.49	9.40	11	9.20	10.65
12	7.24	9.09	12	8.90	10.31
13	7.00	8.79	13	8.62	9.98
14	6.77	8.50	14	8.35	9.66
15	6.56	8.22	15	8.10	9.35
16	6.37	7.96	16	7.86	9.05
17	6.18	7.71	17	7.63	8.76
18	6.01	7.46	18	7.41	8.49
19	5.84	7.22	19	7.20	8.22
20	5.67	6.99	20	6.99	7.96
21	5.51	6.77	21	6.79	7.70
22	5.35	6.55	22	6.59	7.45
23	5.20	6.34	23	6.39	7.21
24	5.04	6.14	24	6.20	6.98
25	4.89	5.94	25	6.00	6.75
26	4.74	5.75	26	5.82	6.53
27	4.59	5.56	27	5.63	6.32
28	4.45	5.38	28	5.45	6.11
29	4.30	5.20	29	5.27	5.91
30	4.17	5.03	30	5.10	5.72
31	4.03	4.87	31	4.93	5.53
32	3.90	4.71	32	4.77	5.35
33	3.78	4.56	33	4.61	5.17
34	3.65	4.41	34	4.46	5.00
35	3.54	4.27	35	4.31	4.83
36	3.42	4.13	36	4.17	4.67

Tobacco—Standard & Preferred			Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female	Attained Age	Male	Female
37	3.31	3.99	37	4.03	4.52
38	3.21	3.87	38	3.89	4.37
39	3.11	3.75	39	3.77	4.23
40	3.01	3.63	40	3.64	4.09
41	2.92	3.52	41	3.52	3.96
42	2.83	3.41	42	3.41	3.83
43	2.74	3.31	43	3.30	3.71
44	2.66	3.21	44	3.19	3.59
45	2.58	3.12	45	3.09	3.48
46	2.51	3.02	46	2.99	3.37
47	2.44	2.94	47	2.90	3.26
48	2.37	2.85	48	2.81	3.16
49	2.30	2.77	49	2.72	3.06
50	2.24	2.69	50	2.63	2.97
51	2.18	2.62	51	2.55	2.88
52	2.12	2.55	52	2.48	2.79
53	2.07	2.48	53	2.40	2.71
54	2.01	2.41	54	2.33	2.63
55	1.96	2.35	55	2.26	2.55
56	1.91	2.28	56	2.20	2.47
57	1.87	2.22	57	2.13	2.40
58	1.82	2.17	58	2.07	2.33
59	1.78	2.11	59	2.01	2.26
60	1.74	2.05	60	1.96	2.20
61	1.70	2.00	61	1.91	2.14
62	1.67	1.95	62	1.86	2.07
63	1.63	1.90	63	1.81	2.02
64	1.60	1.85	64	1.76	1.96
65	1.57	1.81	65	1.72	1.91
66	1.54	1.76	66	1.68	1.86
67	1.51	1.72	67	1.64	1.81
68	1.48	1.68	68	1.60	1.76
69	1.46	1.64	69	1.57	1.71
70	1.43	1.61	70	1.53	1.67
71	1.41	1.57	71	1.50	1.63
72	1.39	1.53	72	1.47	1.59
73	1.36	1.50	73	1.44	1.55
74	1.34	1.47	74	1.41	1.52
75	1.33	1.44	75	1.39	1.48
76	1.31	1.41	76	1.37	1.45
77	1.29	1.39	77	1.34	1.42
78	1.28	1.36	78	1.32	1.39
79	1.26	1.34	79	1.30	1.36

Tobacco—Standard & Preferred			Non-Tobacco—Standard, Preferred & Super Preferred
Attained Age	Male	Female	Attained Age	Male	Female
80	1.25	1.32	80	1.28	1.34
81	1.24	1.30	81	1.27	1.32
82	1.22	1.28	82	1.25	1.29
83	1.21	1.26	83	1.23	1.27
84	1.20	1.24	84	1.22	1.25
85	1.19	1.23	85	1.21	1.23
86	1.18	1.21	86	1.19	1.22
87	1.17	1.20	87	1.18	1.20
88	1.16	1.18	88	1.17	1.19
89	1.16	1.17	89	1.16	1.17
90	1.15	1.16	90	1.15	1.16
91	1.14	1.15	91	1.14	1.15
92	1.13	1.14	92	1.13	1.14
93	1.12	1.12	93	1.12	1.12
94	1.11	1.11	94	1.11	1.11
95	1.10	1.10	95	1.10	1.10
96	1.08	1.08	96	1.08	1.08
97	1.07	1.07	97	1.07	1.07
98	1.06	1.06	98	1.06	1.06
99	1.05	1.05	99	1.05	1.05

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

(Registrant)

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

(Depositor)

P.O. Box 140

Jackson, Mississippi  39205

1-866-288-2172

STATEMENT OF ADDITIONAL INFORMATION

Adjustable Premium Variable Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the adjustable premium variable life insurance policy (the “Policy”) offered by Southern Farm Bureau Life Insurance Company (the “Company”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2006 (the “Prospectus”) and the prospectuses for T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Fidelity Variable Insurance Products Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2006.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Additional Policy Information	1
The Policy	1
Conditional Receipt	1
Premiums	2
Our Right to Contest the Policy	2
Suicide Exclusion	2
Misstatement of Age Or Sex	3
Modifying the Policy	3
Policy Termination	3
Assigning the Policy	3
Underwriting Classes	4
Dollar Cost Averaging	4
Asset Rebalancing Program	4
Payment of Policy Benefits	5
Supplemental Benefits and Riders	6
Hypothetical Illustrations	7
Additional Information	7
Sale of the Policies	7
Reports to Owners	8
Records	8
Potential Conflicts of Interest	8
Legal Matters	8
Experts	9
Other Information	9
Financial Statements	9
Financial Statements of the Separate Account and the Company

Additional Policy Information

The Policy

The Policy, any endorsements, additional benefits or riders to the Policy, the application attached to the Policy, and any amendments, supplemental applications or other attached papers are the entire contract. We rely on statements made in the application and any supplemental application for the Policy. These statements in the absence of fraud are deemed representations and not warranties. No statement will void the Policy or be used in defense of a claim unless it is contained in the application or any supplemental application, and such application or supplemental application is attached to the Policy.

Conditional Receipt

Any insurance we issue as a result of your application will not be effective until: (a) we deliver a Policy while the proposed Insureds are alive and insurable; and (b) you pay the full first premium for that Policy. An earlier effective date will apply only as specified in the conditional receipt that accompanies your application, the terms of which provide as follows:

1.                                       No insurance will become effective prior to delivery of the Policy unless and until each and every one of the following conditions have been fulfilled exactly:

(a)                                  If the proposed Insured is a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

(b)                                 If the proposed Insured is not a tobacco user, the amount of payment taken with the application must be at least equal to the amount of the full first premium at preferred or super preferred non-tobacco premium rate for the mode of payment selected in the application and for the amount of insurance which may become effective prior to delivery of the Policy;

(c)                                  All medical examinations, tests, x-rays, and electrocardiograms we require must be completed and received at the Home Office within 60 days from the date the application is completed;

(d)                                 On the Effective Date, as defined below, the Company at our Home Office must be satisfied that each proposed Insured in the application is a risk insurable by the Company at no greater than standard tobacco or standard non-tobacco premium rate under our rules, limits, and standards for the plan and the amount applied for without any modification either as to plan, amount, riders, or supplemental agreements; and

(e)                                  On the Effective Date the state of health and all factors, including tobacco usage, affecting the insurability of each proposed Insured must be as stated in the application.

2.                                       Subject to the conditions of paragraph 1, insurance, as provided by the terms and conditions of the Policy applied for and in use on the Effective Date, but for an amount not exceeding that specified in paragraph 3, will become effective as of the Effective Date. “Effective Date,” as used herein, is the latest of: (a) the date of completion of the application questions, or (b) the date of completion of all medical examinations, tests, x-rays, and electrocardiograms required by the Company, or (c) the date of issue, if any, requested in the application.

3.                                       The total amount of insurance that may become effective on any proposed Insured shall not exceed $250,000 of life insurance.

SAI-1

4.                                       If one or more of the conditions of paragraph 1 have not been fulfilled exactly, the Company shall have no liability except to return the applicable payment in exchange for the conditional receipt.

Premiums

When you apply for the Policy, you can select a premium payment mode (schedule) to pay planned periodic premiums monthly, semi-annually, or annually. You are not required to pay premiums according to the payment mode. However, you may increase your risk of lapse if you do not regularly pay premiums. Before the Policy takes effect, you must pay an initial premium at least equal to the full first premium for the payment mode you selected. The full first premium for annual payment modes is the basic annual premium. The first full premium for monthly payment modes is the basic annual premium divided by 12; and the first full premium for semi-annual payment modes is the basic annual premium divided by 2.

After you pay the initial premium, you can pay subsequent premiums at any time before the maturity date, and in any amount of at least $15. We may refuse to accept any premiums in excess of the basic annual premium in any Policy Year if the excess premium results in an increased death benefit. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. For monthly premium payments, you must participate in our automatic payment plan.

Paying your scheduled premium will not necessarily keep your Policy in force. Even if you make your scheduled premium payments, your Policy will lapse (terminate without value) if the Net Accumulated Value (during the first three Policy Years) or the Net Surrender Value (after the first three Policy Years) is not enough to pay the monthly deduction due, and a 61-day grace period expires without a sufficient payment. You may reinstate a lapsed Policy if you meet certain requirements.

Our Right to Contest the Policy

In issuing this Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy.

We cannot contest the validity of the Policy after the Policy has been in force during the Insured’s lifetime for two years after:

(a)                                  the Policy Date;

(b)                                 the effective date of any increase in the Specified Amount (and then only for the increased amount); or

(c)                                  the effective date of any reinstatement.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within two years of the Policy Date or within two years after the effective date of a reinstatement of a Policy, the Policy will terminate and our liability is limited to the Net Accumulated Value.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in the Specified Amount, then the Policy will terminate and our liability for the amount of increase will be limited to the cost of insurance for the increase.

Certain states may require suicide exclusion provisions that differ from those stated here.

SAI-2

Misstatement of Age Or Sex

If the Insured’s age or sex was stated incorrectly in the application, we will adjust the death proceeds to the amount that would have been payable at the correct age and sex based on the most recent deduction for cost of insurance.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president, a vice president, our secretary, or one of our officers. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

•                  to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company or the Separate Account is subject; or

•                  to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

•                  to reflect a change in the Separate Account’s operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform with such laws.

Policy Termination

Your Policy will terminate on the earliest of:

•                  the Maturity Date;

•                  the end of the grace period without a sufficient payment;

•                  the date the Insured dies;

•                  the date you surrender the Policy; or

•                  the date you request that the Policy be canceled.

Assigning the Policy

•                  You may assign Policy rights while the Insured is alive by submitting a written request to our Home Office.

•                  The Owner retains any ownership rights that are not assigned.

•                  The assignee may not change the Owner or the beneficiary, and may not elect or change an optional method of payment. We will pay any amount payable to the assignee in a lump sum.

•                  We are not:

•                  bound by any assignment unless we receive a written notice;

•                  responsible for the validity of any assignment; or

SAI-3

•                  liable for any payment we make before we received written notice of the assignment and recorded it at the Home Office.

•                  Assigning the Policy may have tax consequences. See “Federal Tax Considerations—Tax Treatment of Policy Benefits” in the Prospectus.

Underwriting Classes

We currently place Insureds into the following underwriting classes – male or female underwriting class, and a non-tobacco or tobacco (preferred and standard) underwriting class. We may also place non-tobacco users who satisfy more stringent underwriting requirements in a super-preferred underwriting class. We will place an Insured under age 18 on the date we issue the Policy, in a standard non-tobacco or standard tobacco class depending on whether or not they use tobacco.

•                  In an otherwise identical Policy, an Insured in the non-tobacco class will have a lower cost of insurance than an Insured in a tobacco class.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program whereby you periodically transfer a specified amount among the Subaccounts or the Declared Interest Option. To participate in dollar cost averaging, you must place at least $1,000 in the Prime Reserve Subaccount (i.e. the “source account”). Each month, we will automatically transfer equal amounts (minimum $100) from the source account to your designated “target accounts.” You may have multiple target accounts.

There is no charge for dollar cost averaging. A transfer under this program is not considered a transfer for purposes of assessing the transfer charge. The following rules apply to the dollar cost averaging program:

•                  The minimum amount of each transfer is $100.

•                  The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option. If your Policy was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•                  You select the date to begin this program and it will occur on the same date each month, or on the next Business Day.

•                  We will terminate this option upon your request, or if the money in the source account is inadequate, or if you elect to participate in the asset rebalancing program.

We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which we will automatically reallocate your Accumulated Value among the Subaccounts and the Declared Interest Option each year to return your Accumulated Value to your most recent premium allocation percentages. The following rules apply to the asset rebalancing program:

•                  The maximum number of Subaccounts you may select at any one time is 10, plus the Declared Interest Option.

•                  Rebalancing will occur annually on the fifth Business Day following your Policy Anniversary.

SAI-4

•                  You cannot use asset rebalancing in combination with dollar cost averaging.

•                  There is no charge for the asset rebalancing program. Any reallocation which occurs under the asset rebalancing program will not be counted towards the 12 free transfers allowed during each Policy Year.

We may modify, suspend, or discontinue the asset rebalancing program at any time.

Payment of Policy Benefits

If the Insured is alive on the Maturity Date, we will pay you the Accumulated Value less any Indebtedness and unpaid monthly deductions. We will generally make payment within seven days of the Maturity Date. Insurance coverage under the Policy will then end.

We usually pay the amounts of any surrender, withdrawal, death benefit, or payment options within seven days after we receive all applicable written notices and/or due proofs of death, and any other information we deem necessary. However, we can postpone such payments if:

•                  the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or

•                  the SEC permits, by an order or less formal interpretation (e.g., no-action letter), the postponement of any payment for the protection of Owners; or

•                  the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Declared Interest Option (other than death proceeds) for up to six months.

If you have submitted a recent check or draft, then we have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a payment option derived from such check or draft until the check or draft has been honored.

If mandated under applicable law, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfer, surrender, withdrawal, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide additional information about your account to government regulators.

Payment Options. You may choose to have the proceeds of this Policy paid under a payment option described below, or in any other manner we agree to. None of these payment options vary with the investment performance of a Subaccount because they are all forms of fixed-benefit annuities. After the Insured’s death, the beneficiary may choose an option if you had not done so before the Insured’s death. If no payment option is chosen, we will pay the proceeds in one sum. We may also pay the proceeds in one sum if: (1) the proceeds are less than $2,000; (2) periodic payments are less than $20; or (3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

Even if the death benefit under the Policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under payment options.

SAI-5

We currently offer the following payment option choices:

Interest Income

The proceeds are left with us and we will pay interest on the proceeds every 1, 3, 6, or 12 months as the payee chooses. We determine the rate of interest. The payee may withdraw all or part of the proceeds at any time.

Income for a Fixed Term	We will pay the proceeds in equal installments for a fixed term of years.

Life Income with Term Certain

We will pay the proceeds in equal installments for as long as the payee lives, but for not less than a term certain. You or the payee may choose one of the terms certain shown in the payment option tables in your Policy.

Income for Fixed Amount	We will pay the proceeds in equal installments of a specified amount. We will continue such payments until we have paid out all proceeds plus interest.

Joint and Two-Thirds to Survivor Monthly Life Income

We will pay the proceeds in equal monthly installments for as long as two joint payees live. When one payee dies, we will pay installments of two-thirds of the first installment to the surviving payee. Payments will end when the surviving payee dies.

Supplemental Benefits and Riders

The following supplemental benefits and riders currently are available under the Policy. We deduct any charges for these benefits and riders from Accumulated Value as part of the monthly deduction. The benefits and riders available provide fixed benefits that do not vary with the investment performance of the Separate Account. You may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these supplemental benefits and riders.

Children’s Term Rider — Provides term insurance on each of the Insured’s covered children who has not reached age 19 by the effective date of the rider. Coverage is provided until the earlier of the child attaining age 25 or the Insured attaining age 65. The rider proceeds are the Children’s Term Rider Specified Amount in force on the date of the child’s death (shown on Policy schedule page), less any cost of insurance due and unpaid at the child’s death. We pay the rider proceeds in a lump sum (or other arrangement we agree to) to the Owner, or if the Owner is not surviving, to the child’s estate. Your Policy schedule page will show the cost of insurance for this rider and we will include such cost of insurance in the monthly deduction.

Waiver of Monthly Deductions Agreement — We will waive the monthly deduction once we receive due proof of the Insured’s total disability. A total disability must: result from bodily injury or disease; begin while the agreement is in force; exist continuously for at least six consecutive months; and prevent the Insured from engaging in any occupation for which he or she is reasonably qualified by education, training, or experience. Your Policy schedule page will show the cost of insurance rate for this agreement and we will include such cost of insurance in the monthly deduction.

Accelerated Benefit Rider — Allows the Owner to acquire a portion of the death benefit in the event of the Insured’s terminal illness. A “terminal illness” is a non-correctable medical condition that is expected to result in the Insured’s death within 12 months. The accelerated death benefit is payable in a lump sum or over a 12-month period. There is an administrative fee for the accelerated payout. An Accelerated Benefit Rider may have tax consequences. See “Federal Tax Considerations” in the Prospectus.

SAI-6

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Accumulated Value, and Net Surrender Value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, Accumulated Value, and Net Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account and the portfolios. We have not deducted premium taxes or charges for any riders. These charges would lower the performance figures significantly if reflected.

Additional Information

Sale of the Policies

Southern Farm Bureau Fund Distributor, Inc. (“SFB Fund Distributor”) is responsible for distributing the Policies pursuant to a distribution agreement with us. SFB Fund Distributor serves as principal underwriter for the Policies. SFB Fund Distributor, a Mississippi corporation organized in 1981 and a wholly owned subsidiary of the Company, is located at 1401 Livingston Lane, Jackson, Mississippi 39213. SFB Fund Distributor is registered as a broker-dealer with the Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. SFB Fund Distributor is not a member of the Securities Investor Protection Corporation.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policies, including other incentives or payments, are not charged directly to the Owners or amounts in the Separate Account or Declared Interest Option.

SFB Fund Distributor offers the Policies through its registered representatives. Registered representatives must also be licensed as insurance agents and appointed by the Company.

SFB Fund Distributor received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to SFB Fund Distributor	Aggregate Amount of Commissions Retained by SFB Fund Distributor
2003	$27,578.00	$9,509.00
2004	$73,555.00	$32,468.00
2005	$105,005.00	$12,187.00

It is the policy of the Company to pay commissions directly to registered representatives, except in instances in which a registered representative is not eligible under applicable rules and regulations to receive a commission, in which case such commission is paid to and retained by SFB Fund Distributor. SFB Fund Distributor does not receive any commission override as distributor for the Policies. However, under the distribution agreement with SFB Fund Distributor, we pay the following sales expenses:  supervisor and registered representative manager compensation; advertising expenses; and all other expenses of distributing the Policies. We also pay for SFB Fund Distributor’s operating and other expenses.

SAI-7

The premium expense charge, as well as proceeds from the surrender charge on the Policies are retained by us and used to defray expenses we incur.

Reports to Owners

At least once each year, or more often as required by law, we will mail to Owners at their last known address a report showing the following information as of the end of the report period:

•                  the current Accumulated Value;

•                  the current Net Surrender Value;

•                  the current death benefit;

•                  the current amount of Indebtedness;

•                  any activity since the last report (e.g., premiums paid, withdrawals, deductions, loans or loan repayments, and other transactions); and

•                  any other information required by law.

Records

We will maintain all records relating to the Separate Account and the Declared Interest Option at our Home Office.

Potential Conflicts of Interest

In addition to the Separate Account, the Funds may sell portfolio shares to other separate accounts established by other insurance companies (which may or may not be affiliated with the Company), and to separate accounts to serve as the underlying investment for variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, a material conflict may arise between the interests of Owners of the Policies, and of owners of other policies whose values are allocated to other separate accounts investing in any of the portfolios. It also may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither the Company nor the Funds currently foresee any such disadvantages, each Fund’s Board of Directors will monitor events in order to identify any material conflicts and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Fund’s Board of Directors were to conclude that separate portfolios should be established, we will bear the attendant expenses, but you would no longer have the economies of scale resulting from a larger combined portfolio.

Legal Matters

Jorden Burt LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. Joseph A. Purvis, Senior Vice President and General Counsel and Secretary of Southern Farm Bureau Life Insurance Company, has provided advice on certain matters relating to the laws of Mississippi regarding the Policy and our issuance of the Policy.

SAI-8

Experts

The Separate Account’s statements of assets and liabilities as of December 31, 2005, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, appearing herein, have been audited by KPMG LLP, Suite 1100, One Jackson Place, 188 East Capitol Street, Jackson, MS 39201, independent registered public accounting firm, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The statutory statements of admitted assets, liabilities and stockholders’ equity of the Company as of December 31, 2005 and 2004, and the related statutory statements of earnings, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005, appearing herein, have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

The audit report of KPMG LLP refers to the preparation of the financial statements using accounting practices prescribed or permitted by the Mississippi Insurance Department, which practices differ from U.S. generally accepted accounting principles, and the effects of the variances between statutory accounting principles and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Actuarial matters included in the Prospectus and SAI have been examined by Kenneth P. Johnston, FSA, Vice President – Product Development of the Company, as stated in his opinion filed as an exhibit to the registration statement.

Other Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the Prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC  20549.

Financial Statements

The Company’s statutory basis financial statements, which are included in this SAI, should be considered only as bearing on the Company’s ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

SAI-9

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants
Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Southern Farm Bureau Life Variable Life Account (comprised of the Contrafund, Growth, High Income, Index 500, Mid-Cap, Overseas, Equity Income, Mid-Cap Growth, Personal Strategy Balanced, Limited-Term Bond, and Prime Reserve Subaccounts) as of December 31, 2005, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the funds’ transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccounts of Southern Farm Bureau Life Variable Life Account as of December 31, 2005, and the results of their operations for the year then ended and the changes in their net assets for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Jackson, Mississippi
April 17, 2006

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statement of Assets and Liabilities

December 31, 2005

	Contrafund Subaccount	Growth Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	Personal Strategy Balanced Subaccount	Limited- Term Bond Subaccount	Prime Reserve Subaccount
Assets:
Investments in shares of mutual funds, at fair value	$184,390	160,077	50,836	220,141	199,620	83,336	292,803	178,522	163,435	29,745	46,589
Liabilities	—	—	—	—	—	—	—	—	—	—	—
Net assets	$184,390	160,077	50,836	220,141	199,620	83,336	292,803	178,522	163,435	29,745	46,589
Accumulation units	$184,390	160,077	50,836	220,141	199,620	83,336	292,803	178,522	163,435	29,745	46,589
Total net assets	$184,390	160,077	50,836	220,141	199,620	83,336	292,803	178,522	163,435	29,745	46,589
Investments in shares of mutual funds, at cost	$163,667	147,082	53,219	202,523	179,940	69,270	288,050	149,457	152,422	30,196	46,589
Shares of mutual funds owned	5,942.32	4,750.07	8,239.24	1,551.60	5,685.57	4,043.49	13,437.52	6,987.20	8,877.56	6,082.85	46,589.69
Accumulation units outstanding	11,070.45	11,194.33	3,411.03	14,176.07	13,982.57	4,170.55	18,523.25	8,962.15	10,853.93	2,824.73	4,600.42
Accumulation unit value	$16.66	14.30	14.90	15.53	14.28	19.98	15.81	19.92	15.06	10.53	10.13

See accompanying notes to financial statements.

2

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statement of Operations

Year ended December 31, 2005

	Contrafund Subaccount	Growth Subaccount	High Income Subaccount	Index 500 Subaccount	Mid-Cap Subaccount	Overseas Subaccount	Equity Income Subaccount	Mid-Cap Growth Subaccount	Personal Strategy Balanced Subaccount	Limited- Term Bond Subaccount	Prime Reserve Subaccount
Income:
Dividends	$162	478	6,044	1,994	—	234	3,907	—	2,344	837	1,544
Expenses:
Mortality and expense risk	(1,094)	(1,343)	(404)	(1,726)	(1,062)	(539)	(2,394)	(1,567)	(1,276)	(236)	(595)
Net investment income (loss)	(932)	(865)	5,640	268	(1,062)	(305)	1,513	(1,567)	1,068	601	949
Realized gains (losses) on investments:
Realized gains (losses) on sale of fund shares	3,160	953	20	2,264	3,104	2,077	4,260	3,090	1,542	(73)	—
Realized gain distributions	10	—	—	—	565	183	12,892	9,695	1,359	—	—
Total realized gains (losses) on investments	3,170	953	20	2,264	3,669	2,260	17,152	12,785	2,901	(73)	—
Change in unrealized appreciation (depreciation) of investments	14,304	8,442	(4,741)	5,706	16,848	9,375	(10,626)	9,614	4,025	(298)	—
Net increase in net assets from operations	$16,542	8,530	919	8,238	19,455	11,330	8,039	20,832	7,994	230	949

See accompanying notes to financial statements.

3

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2005 and 2004

	Contrafund Subaccount		Growth Subaccount		High Income Subaccount		Index 500 Subaccount		Mid-Cap Subaccount		Overseas Subaccount
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004 (1)	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(932)	(255)	(865)	(530)	5,640	204	268	(165)	(1,062)	(60)	(305)	(71)
Total realized gains (losses) on investments	3,170	545	953	698	20	53	2,264	1,178	3,669	6	2,260	266
Change in unrealized appreciation (depreciation) of investments	14,304	5,173	8,442	2,680	(4,741)	2,039	5,706	6,945	16,848	2,830	9,375	2,996
Net increase (decrease) in net assets from operations	16,542	5,463	8,530	2,848	919	2,296	8,238	7,958	19,455	2,776	11,330	3,191
Contract transactions:
Transfers of net premiums	39,460	23,130	59,272	33,693	22,127	11,246	110,224	50,923	64,901	9,796	34,536	16,019
Transfers of surrenders and death benefits	(588)	(1,366)	(578)	(1,420)	(729)	(474)	(3,261)	(672)	(889)	(48)	(851)	(87)
Transfers of policy loans	(17,223)	(926)	(919)	(1,140)	(129)	—	(1,288)	(1,695)	(20,938)	—	(168)	(452)
Transfers of administrative charges	(12,306)	(5,882)	(17,560)	(9,775)	(6,457)	(2,978)	(24,226)	(12,962)	(17,946)	(1,655)	(11,142)	(4,970)
Transfers between subaccounts, including fixed interest subaccounts	110,128	17,999	19,394	51,355	4,953	15,821	26,114	28,928	130,444	13,724	17,794	9,924
Net increase (decrease) in net assets from contract transactions	119,471	32,955	59,609	72,713	19,765	23,615	107,563	64,522	155,572	21,817	40,169	20,434
Total increase (decrease) in net assets	136,013	38,418	68,139	75,561	20,684	25,911	115,801	72,480	175,027	24,593	51,499	23,625
Net assets at beginning of year	48,377	9,959	91,938	16,377	30,152	4,241	104,340	31,860	24,593	—	31,837	8,212
Net assets at end of year	$184,390	48,377	160,077	91,938	50,836	30,152	220,141	104,340	199,620	24,593	83,336	31,837

(1)  Period from May 3, 2004 (date operations commenced) through December 31, 2004

4

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Statements of Changes in Net Assets

Years ended December 31, 2005 and 2004

	Equity Income Subaccount		Mid-Cap Growth Subaccount		Personal Strategy Balanced Subaccount		Limited- Term Bond Subaccount		Prime Reserve Subaccount
	2005	2004	2005	2004	2005	2004	2005	2004	2005	2004
Increase (decrease) in net assets from operations:
Net investment income (loss)	$1,513	3,643	(1,567)	(863)	1,068	898	601	155	949	(96)
Total realized gains (losses) on investments	17,152	656	12,785	1,772	2,901	418	(73)	(22)	—	—
Change in unrealized appreciation (depreciation) of investments	(10,626)	11,632	9,614	15,080	4,025	5,351	(298)	(132)	—	—
Net increase (decrease) in net assets from operations	8,039	15,931	20,832	15,989	7,994	6,667	230	1	949	(96)
Contract transactions:
Transfers of net premiums	118,408	67,391	56,741	58,523	81,464	39,093	18,591	8,301	468,019	287,960
Transfers of surrenders and death benefits	(3,049)	(1,372)	(3,244)	(2,255)	(918)	(1,059)	(6)	(130)	—	(331)
Transfers of policy loans	(5,462)	(2,303)	(2,352)	(3,238)	(518)	(1,157)	(3)	(251)	(41)	(228)
Transfers of administrative charges	(37,207)	(18,691)	(19,359)	(17,312)	(22,322)	(10,393)	(5,155)	(2,503)	(21,795)	(14,133)
Transfers between subaccounts, including fixed interest subaccounts	56,170	64,163	(275)	42,901	20,547	27,581	4,280	2,659	(425,871)	(281,475)
Net increase (decrease) in net assets from contract transactions	128,860	109,188	31,511	78,619	78,253	54,065	17,707	8,076	20,312	(8,207)
Total increase (decrease) in net assets	136,899	125,119	52,343	94,608	86,247	60,732	17,937	8,077	21,261	(8,303)
Net assets at beginning of year	155,904	30,785	126,179	31,571	77,188	16,456	11,808	3,731	25,328	33,631
Net assets at end of year	$292,803	155,904	178,522	126,179	163,435	77,188	29,745	11,808	46,589	25,328

See accompanying notes to financial statements.

5

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

Notes to Financial Statements

December 31, 2005 and 2004

(1)                     Organization and Significant Accounting Policies

(a)                      Organization

Southern Farm Bureau Life Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Southern Farm Bureau Life Insurance Company (the Company) in accordance with the rules and regulations of the Insurance Department of the State of Mississippi. The Account is a funding vehicle for individual adjustable premium variable life insurance policies issued by the Company. The Account commenced operations on August 1, 2002.

At the direction of eligible policy owners, the Account invests in eleven investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in shares of
Fidelity Variable Insurance Products Funds:
Contrafund		Contrafund Portfolio
Growth		Growth Portfolio
High Income		High Income Portfolio
Index 500		Index 500 Portfolio
Mid-Cap (1)		Mid-Cap Portfolio
Overseas		Overseas Portfolio

	T.	Rowe Price Equity Series Inc.:
Equity Income		Equity Income Portfolio
Mid-Cap Growth		Mid-Cap Growth Portfolio
Personal Strategy Balanced		Personal Strategy Balanced Portfolio

	T.	Rowe Price Fixed Income Series Inc.:
Limited-Term Bond		Limited-Term Bond Portfolio
Prime Reserve		Prime Reserve Portfolio

(1) Commenced operations on May 3, 2004.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the variable life insurance policies is not chargeable with liabilities arising out of any business the Company may conduct.

(b)                      Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

6

(c)                       Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements.

(2)                     Expense Charges

The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

Premium Expense Charge: The Company deducts a premium expense charge from each premium payment to compensate itself for policy-related distribution expenses. The remaining amount (the net premium) is credited to the Accumulated Value according to the allocation instructions. For each policy year, the Company currently deducts a premium expense charge equal to 10% of the premiums paid in the Policy Year up to the basic annual premium, and 3% of such premium paid in that Policy Year in excess of the basic annual premium.

Monthly Deduction: The Company deducts a monthly deduction from the Accumulated Value on the Policy Date and on each Monthly Deduction Day. The Company will make deductions from each subaccount and the Declared Interest Option on a pro-rata basis. Because portions of the monthly deduction (such as the cost of insurance) can vary from month-to-month, the monthly deduction will also vary.

The monthly deduction has three components:

1.                            a cost of insurance charge;

2.                            a monthly policy expense equal to $6.00; and

3.                            charges for any riders

Mortality and Expense Risk Charge: The Company deducts a daily charge from each Subaccount (not the Declared Interest Option) to compensate itself for certain mortality and expense risks it assumes. This charge is equal to:

•                               The assets in each subaccount, multiplied by

•                               0.0028618%, which is the daily portion of the annual mortality and expense risk charge rate of 1.05% during all policy years.

7

Surrender Charges: If the policyholder fully surrenders the Policy (or it lapses) during the first 10 Policy Years, the Company deducts surrender charges from the Accumulated Value. The surrender charge begins at 50% of the Basic Annual Premium in the 1st year and declines 5% each year until the 11th year at which time the surrender charge will be 0%. Additional 10-year surrender charges are associated with each Specified Amount increase.

Withdrawal Charges: For each withdrawal, the Company will deduct from the amount withdrawn a fee equal to the lesser of $25 or 2% of the amount withdrawn.

Transfer Charge: The Company may currently charge $25 for the 13th and each additional transfer among the Subaccounts and Declared Interest Option during a policy year.

(3)                     Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company reviews periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the accounts.

(4)                     Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by the subaccounts were as follows during the year ended December 31, 2005:

Subaccount	Cost of purchases	Proceeds from sales
Contrafund	$132,347	13,957
Growth	63,552	5,095
High Income	26,758	1,454
Index 500	115,337	7,835
Mid-Cap	173,571	18,553
Overseas	46,229	6,271
Equity Income	162,160	19,401
Mid-Cap Growth	47,155	7,932
Personal Strategy Balanced	87,262	6,825
Limited-Term Bond	20,205	1,930
Prime Reserve	431,504	410,283

8

(5)                     Changes From Units Outstanding

Transactions in units of each subaccount were as follows for the years ended December 31, 2005 and 2004:

	2005			2004
						Net increase
Subaccount	Purchased	Redeemed	Net increase	Purchased	Redeemed	(decrease)
Contrafund	$10,127	2,418	7,709	3,274	704	2,570
Growth	6,487	2,024	4,463	6,564	1,059	5,505
High Income	1,914	559	1,355	2,036	294	1,742
Index 500	9,678	2,472	7,206	6,537	1,897	4,640
Mid-Cap	15,843	3,877	11,966	2,173	156	2,017
Overseas	3,387	1,094	2,293	1,781	449	1,332
Equity Income	12,896	4,516	8,380	9,535	1,670	7,865
Mid-Cap Growth	3,375	1,605	1,770	6,624	1,539	5,085
Personal Strategy Balanced	8,161	2,706	5,455	5,125	1,011	4,114
Limited-Term Bond	2,936	1,241	1,695	1,109	336	773
Prime Reserve	51,385	49,329	2,056	30,143	30,972	(829)

(6)                     Unit Values

The Account has presented the following summary of units outstanding, unit values, net assets, investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2005, 2004, 2003 and 2002:

					Ratio of
	As of December 31			Investment	expenses to
	Units	Unit value	Net assets	income ratio (1)	average net assets (2)	Total return (3)
Contrafund
2005	11,070.45	$16.66	184,390	0.16%	1.05%	15.73%
2004	3,361.24	14.39	48,377	0.21%	1.05%	14.24%
2003	790.77	12.59	9,959	0.20%	1.05%	27.13%
2002	57.28	9.91	567	0.00%	1.05%	(3.50)%

Growth
2005	11,194.33	14.30	160,077	0.37%	1.05%	4.70%
2004	6,731.63	13.66	91,938	0.11%	1.05%	2.30%
2003	1,226.71	13.35	16,377	0.09%	1.05%	31.47%
2002	27.31	10.15	277	0.00%	1.05%	6.00%

High Income
2005	3,411.03	14.90	50,836	15.46%	1.05%	1.64%
2004	2,056.39	14.66	30,152	2.18%	1.05%	8.43%
2003	313.68	13.52	4,241	1.90%	1.05%	25.94%
2002	21.66	10.74	232	0.00%	1.05%	34.21%

Index 500
2005	14,176.07	15.53	220,141	1.21%	1.05%	3.74%
2004	6,970.20	14.97	104,340	0.80%	1.05%	9.44%
2003	2,329.71	13.68	31,860	0.35%	1.05%	27.08%
2002	164.03	10.76	1,764	0.00%	1.05%	31.43%

Mid-Cap (4)
2005	13,982.57	14.28	199,620	0.00%	1.05%	17.08%
2004	2,016.93	12.19	24,593	0.00%	1.05%	34.87%

9

					Ratio of
	As of December 31			Investment	expenses to
	Units	Unit value	Net assets	income ratio (1)	average net assets (2)	Total return (3)
Overseas
2005	4,170.55	$19.98	83,336	0.45%	1.05%	17.81%
2004	1,877.13	16.96	31,837	0.62%	1.05%	12.42%
2003	544.52	15.08	8,212	0.45%	1.05%	41.88%
2002	81.46	10.63	865	0.00%	1.05%	25.57%

Equity Income
2005	18,523.25	15.81	292,803	1.70%	1.05%	2.85%
2004	10,143.36	15.37	155,904	5.15%	1.05%	13.69%
2003	2,277.83	13.52	30,785	2.21%	1.05%	24.20%
2002	191.16	10.88	2,080	1.16%	1.05%	37.00%

Mid-Cap Growth
2005	8,962.15	19.92	178,522	0.00%	1.05%	13.55%
2004	7,192.54	17.54	126,179	0.00%	1.05%	17.06%
2003	2,107.56	14.98	31,571	0.00%	1.05%	36.95%
2002	158.49	10.94	1,733	0.00%	1.05%	39.64%

Personal Strategy Balanced
2005	10,853.93	15.06	163,435	1.92%	1.05%	5.33%
2004	5,399.14	14.30	77,188	3.08%	1.05%	11.59%
2003	1,284.93	12.81	16,456	2.92%	1.05%	23.51%
2002	105.49	10.37	1,093	1.11%	1.05%	14.80%

Limited-Term Bond
2005	2,824.73	10.53	29,745	3.70%	1.05%	0.78%
2004	1,130.08	10.45	11,808	3.24%	1.05%	0.05%
2003	357.29	10.44	3,731	4.68%	1.05%	3.19%
2002	35.98	10.12	364	1.02%	1.05%	5.10%

Prime Reserve
2005	4,600.42	10.13	46,589	2.71%	1.05%	1.72%
2004	2,544.07	9.96	25,328	0.71%	1.05%	(0.16)%
2003	3,372.59	9.97	33,631	1.23%	1.05%	(0.36)%
2002	364.99	10.01	3,652	0.41%	1.05%	0.22%

(1)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4)	Subaccount commenced operations on May 3, 2004.

10

Report of Independent Registered Public Accounting Firm

The Board of Directors
Southern Farm Bureau Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2005 and 2004, and the related statutory statements of earnings, changes in stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Mississippi Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Southern Farm Bureau Life Insurance Company as of December 31, 2005 and 2004, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2005.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and stockholders’ equity of Southern Farm Bureau Life Insurance Company as of December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2005, on the basis of accounting described in note 1.

Our audits were made for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The supplementary information included in Schedules 1 - 6 is presented for purposes of additional analysis and is not a required part of the basic statutory financial statements. Such information has been subjected to the auditing procedures applied in the audits of the statutory financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

/s/ KPMG LLP

Jackson, Mississippi
April 17, 2006

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities and Stockholders’ Equity

December 31, 2005 and 2004

Admitted Assets	2005	2004
Investments:
Bonds, at amortized cost (approximate fair value of $6,282,902,895 in 2005 and $6,099,700,932 in 2004)	$6,109,681,360	5,816,859,978

Stocks:
Preferred stocks, at cost (approximate fair value of $70,551,111 in 2005 and $66,712,050 in 2004)	64,360,555	61,681,482
Common stocks, at fair value (cost of $319,993,555 in 2005 and $453,760,640 in 2004)	501,973,444	647,202,387
Total stocks	566,333,999	708,883,869
Mortgage and other loans	1,209,449,614	1,139,422,215

Real estate:
Home office property, at cost, less accumulated depreciation of $18,883,069 in 2005 and $18,318,094 in 2004	14,451,446	14,940,078
Real estate held for sale, at cost, less accumulated depreciation of $353,662 in 2005	851,201	—
Real estate held for investment, at cost, less accumulated depreciation of $317,297 in 2004	—	887,566
Total real estate	15,302,647	15,827,644
Investment in subsidiaries	6,235,714	6,028,581
Partnership interests, at approximate equity in net assets	347,009,646	316,010,898
Cash and short-term investments, at cost which approximates fair value	314,705,405	120,052,168
Policy loans	351,941,165	344,445,261
Receivable for securities	4,817,147	3,297,792
Total investments	8,925,476,697	8,470,828,406
Deferred income taxes	30,371,730	26,963,657
Premiums deferred and uncollected	130,635,260	118,377,503
Accrued investment income	90,441,415	86,496,017
Other receivables and other assets	5,456,787	6,258,933
Separate account assets	85,247,202	62,679,454
	$9,267,629,091	8,771,603,970

Liabilities and Stockholders’ Equity	2005	2004
Aggregate policy reserves:
Life and annuity policies and contracts	$6,669,036,290	6,395,752,133
Accident and health contracts	48,858,183	42,781,772
Supplementary contracts	25,015,888	24,965,347
Total policy reserves	6,742,910,361	6,463,499,252
Policy and contract claims	24,903,321	25,678,558

Policyholders’ funds:
Premiums received in advance	1,009,522	1,330,137
Funds on deposit	2,575,188	2,571,501
Accrued policy dividends	57,403,270	56,114,251
Dividends left on deposit	304,447,427	304,803,622
Total policyholders’ funds	365,435,407	364,819,511
Pension plan administration funds	434,479,177	377,528,161

General liabilities:
Securities sold under repurchase agreements	—	55,785,750
Taxes, other than federal income taxes	5,544,270	6,056,960
Federal income taxes	30,979,410	4,602,879
Due to subsidiaries and other affiliates	9,767,610	11,962,152
Commissions	5,251,904	4,934,707
Notes payable	41,747,813	47,253,051
Accounts payable and other liabilities	53,413,783	47,178,438
Total general liabilities	146,704,790	177,773,937
Asset valuation reserve	175,664,842	183,243,307
Separate account liabilities	85,247,202	62,679,454
Total liabilities	7,975,345,100	7,655,222,180
Stockholders’ equity:
Common stock of $100 par value. Authorized 20,000 shares; issued and outstanding 15,000 shares	1,500,000	1,500,000
Additional paid-in capital	400,000	400,000
Unassigned surplus	1,290,383,991	1,114,481,790
Total stockholders’ equity	1,292,283,991	1,116,381,790
	$9,267,629,091	8,771,603,970

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Earnings

Years ended December 31, 2005, 2004 and 2003

	2005	2004	2003
Income:
Premiums and other considerations:
Life premiums	$465,265,000	451,495,415	415,961,320
Annuity premiums and other fund deposits	225,645,906	268,838,271	524,626,403
Accident and health premiums	27,379,788	27,428,750	21,938,596
Supplementary contracts and dividend accumulations	11,487,749	10,983,915	9,704,526
Reserve adjustments on reinsurance ceded	5,348,945	6,505,575	3,429,805
Investment income, net of expenses of $14,118,639 in 2005, $12,594,525 in 2004 and $16,256,173 in 2003	477,268,831	468,086,761	482,768,240
Other	854,555	500,175	569,399
Total income	1,213,250,774	1,233,838,862	1,458,998,289
Benefits and reserve changes:
Death benefits	135,854,285	125,078,458	119,142,914
Accident and health benefits	7,851,905	6,368,187	10,903,687
Surrender and other life insurance benefits	279,201,839	257,945,062	209,138,111
Annuity benefits	44,386,073	41,353,147	34,721,557
Net increase in aggregate reserves, certain funds on deposit, and loading on deferred and uncollected premiums	292,662,391	352,697,822	625,163,481
Interest on policy and contract funds	29,338,042	26,657,329	27,382,824
Payments on dividend accumulations and supplementary contracts	22,858,019	22,094,855	21,826,111
Total benefits and reserve changes	812,152,554	832,194,860	1,048,278,685
Other operating expenses:
Commissions	52,747,875	62,022,062	72,549,136
General insurance expenses	111,179,528	110,598,574	103,728,223
Taxes, licenses and fees	16,532,239	16,040,353	14,178,570
Total other operating expenses	180,459,642	188,660,989	190,455,929
Earnings before policyholders’ dividends, federal income taxes and realized investment gains (losses)	220,638,578	212,983,013	220,263,675
Policyholders’ dividends	56,060,365	54,725,648	53,443,420
Earnings before federal income taxes and realized investment gains (losses)	164,578,213	158,257,365	166,820,255
Federal income taxes	32,060,280	30,885,151	56,054,185
Earnings before realized investment gains (losses)	132,517,933	127,372,214	110,766,070
Realized investment gains (losses)	76,678,596	52,086,712	(5,808,313)
Adjusted for:
Federal income taxes	(23,866,119)	(36,990,245)	4,089,198
Transfer from (to) interest maintenance reserve	8,754,459	(6,160,580)	5,436,296
Realized investment gains, net	61,566,936	8,935,887	3,717,181
Net earnings	$194,084,869	136,308,101	114,483,251

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Changes in Stockholders’ Equity

Years ended December 31, 2005, 2004 and 2003

	Common stock	Additional paid-in capital	Unassigned surplus
Balance, December 31, 2002	$1,500,000	400,000	800,179,065
Net earnings	—	—	114,483,251
Change in unrealized investment gains, net	—	—	89,539,089
Change in equity of subsidiaries	—	—	181,014
Increase in asset valuation reserve	—	—	(47,133,444)
Increase in nonadmitted assets	—	—	(5,375,658)
Change in net deferred income taxes	—	—	15,524,055
Cash dividends to stockholders	—	—	(131,400)
Balance, December 31, 2003	1,500,000	400,000	967,265,972
Net earnings	—	—	136,308,101
Change in unrealized investment gains, net	—	—	12,859,579
Change in equity of subsidiaries	—	—	223,097
Increase in asset valuation reserve	—	—	(30,338,244)
Decrease in nonadmitted assets	—	—	16,153,869
Change in net deferred income taxes	—	—	12,135,716
Cash dividends to stockholders	—	—	(126,300)
Balance, December 31, 2004	1,500,000	400,000	1,114,481,790
Net earnings	—	—	194,084,869
Change in unrealized investment gains, net	—	—	(20,477,803)
Change in equity of subsidiaries	—	—	207,133
Decrease in asset valuation reserve	—	—	7,578,465
Increase in nonadmitted assets	—	—	(5,551,226)
Change in net deferred income taxes	—	—	(1,058,631)
Other	—	—	1,242,594
Cash dividends to stockholders	—	—	(123,200)
Balance, December 31, 2005	$1,500,000	400,000	1,290,383,991

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Statutory Statements of Cash Flows

Years ended December 31, 2005, 2004 and 2003

	2005	2004	2003
Cash from operations:
Premiums, annuity considerations, and other fund deposits	$698,351,601	728,045,491	947,302,890
Other premiums, considerations and deposits collected	11,487,749	10,983,915	9,704,526
Reinsurance reserve adjustments received on reinsurance ceded	15,771,574	17,258,522	11,833,308
Investment income received	459,648,384	455,533,898	456,833,715
Other income received	854,555	500,175	569,399
	1,186,113,863	1,212,322,001	1,426,243,838
Life and accident and health claims paid	(145,274,982)	(133,013,709)	(127,188,096)
Surrender benefits paid	(278,408,284)	(257,158,641)	(208,065,252)
Annuity and other benefits paid to policyholders	(59,817,074)	(77,808,217)	(69,316,367)
	(483,500,340)	(467,980,567)	(404,569,715)
Commissions, taxes and other expenses paid	(192,243,217)	(195,094,837)	(189,567,436)
Dividends paid to policyholders	(36,400,733)	(34,880,715)	(33,329,481)
Federal income taxes paid	(5,797,599)	(33,702,413)	(64,818,059)
	(234,441,549)	(263,677,965)	(287,714,976)
Net cash from operations	468,171,974	480,663,469	733,959,147

Cash from investments:
Proceeds from investments sold, matured or repaid
Bonds	1,645,745,623	1,236,352,869	2,455,791,946
Common and preferred stocks	346,771,015	236,521,363	136,145,955
Mortgage loans	123,339,153	101,970,037	115,994,684
Real estate	—	100,000	54,871,868
Other invested assets	51,082,101	36,997,843	22,978,760
Federal income taxes (paid) recovered on net capital gains (losses)	(23,866,119)	(36,990,245)	41,369,308
Total investment proceeds	2,143,071,773	1,574,951,867	2,827,152,521
Cost of investments acquired:
Bonds	(1,935,505,116)	(1,742,924,227)	(3,079,371,601)
Common and preferred stocks	(134,825,910)	(166,215,685)	(267,450,047)
Mortgage loans	(193,489,017)	(132,299,593)	(144,735,928)
Real estate	(76,343)	(212,000)	(981,743)
Other invested assets	(86,813,776)	(73,426,680)	(82,927,331)
Total investments acquired	(2,350,710,162)	(2,115,078,185)	(3,575,466,650)
Net increase in policy loans	(7,495,904)	(5,189,834)	(1,807,714)
Net cash from investments	(215,134,293)	(545,316,152)	(750,121,843)
Cash from financing and miscellaneous sources:
Advances on notes payable	21,303,453	27,092,576	10,000,000
Payments on notes payable	(26,808,691)	(24,677,911)	(3,970,531)
Net (decrease) increase in securities sold under repurchase agreements	(55,785,750)	55,785,750	—
Other cash provided	5,990,170	9,256,080	21,749,328
Dividends paid to stockholders	(123,200)	(126,300)	(131,400)
Other cash applied	(2,960,426)	(8,096,816)	(6,939,535)
Net cash from financing and miscellaneous sources	(58,384,444)	59,233,379	20,707,862
Net increase (decrease) in cash and short-term investments	194,653,237	(5,419,304)	4,545,166
Cash and short-term investments:
Beginning of year	120,052,168	125,471,472	120,926,306
End of year	$314,705,405	120,052,168	125,471,472

See accompanying notes to statutory financial statements.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2005, 2004 and 2003

(1)                     Corporate Structure, Basis of Presentation and Summary of Significant Accounting Policies

(a)                      Corporate Structure

Southern Farm Bureau Life Insurance Company (the Company) operates under the control of the Farm Bureaus in the states of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas, and Virginia. Because the Company operates solely within 10 Southeastern states, the Company is subject to regulatory and market risks within that geographic area.

The following are the Company’s direct subsidiaries:

Percentage owned as of December 31, 2005 and 2004
Southern Capital Life Insurance Company (Southern Capital)	100%
Southern Farm Bureau Fund Distributor, Inc.	100%

(b)                      Nature of Business

The Company is primarily engaged in the business of providing a portfolio of the usual forms of ordinary life insurance on a participating basis, term, universal, and group life insurance, annuities, and accident and health coverages.

(c)                       Basis of Presentation

The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners (NAIC) and the Mississippi Insurance Department, which is a comprehensive basis of accounting other than U.S. generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no significant permitted accounting practices which vary from prescribed accounting practices.

(d)                      Differences Between Statutory Accounting Principles and U.S. Generally Accepted Accounting Principles

Statements of Statutory Accounting Principles (SSAP) differ from GAAP in several respects, which cause differences in reported assets, liabilities, stockholders’ equity (statutory capital and surplus), net income and cash flows. The principal SSAP which differ from GAAP include:

•                              Investments in wholly-owned subsidiaries are accounted for using the modified equity method (equity in earnings or losses computed on a statutory basis is included in unassigned surplus rather than earnings) and are treated as unconsolidated investments rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, Consolidation of All Majority-Owned Subsidiaries.

•                              Eligible bonds are carried at amortized cost and eligible preferred stocks are carried at cost. Other bonds and preferred stocks are carried in accordance with valuations established by the National Association of Insurance Commissioners, generally at fair value. Under GAAP, bonds categorized as held to maturity are carried at amortized cost, while bonds categorized as available for sale or trading are carried at fair value.

•                              Certain assets, designated as nonadmitted assets, have been deducted from unassigned surplus. Under GAAP, such amounts are carried at amortized cost with the appropriate valuation allowance, when necessary.

•                              Aggregate reserves for life, annuities and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Morbidity assumptions are based on the Company’s experience. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired or (ii) the account value for certain contracts without significant life contingencies.

•                              The interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments which are amortized into income over the remaining life of the investment sold. No such reserve is required under GAAP.

•                              Deferred income taxes are recognized for both SSAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SSAP.

•                              The asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus. No such reserve is required under GAAP.

•                              Policy acquisition costs are expensed as incurred, while under GAAP these costs are deferred and recognized over either (1) the expected premium paying period or (2) the estimated life of the contract.

•                              Reserves are reported net of ceded reinsurance; under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

•                              The Statements of Earnings are different in certain respects, with life and annuity premiums being recognized as revenue when the policies and contracts are issued. Accident and health premiums are earned on a pro rata basis over the term of the policies. Under GAAP, premiums on life insurance policies are recognized when due; premiums on annuity contracts are not recognized as revenue but as deposits, including those held in Separate Accounts.

•                              Revenues for universal life policies and investment products consist of the entire premium received and benefits represent the death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•                              The Statements of Cash Flows differ in certain respects from the presentation required by Statement of Financial Accounting Standards No. 95, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities, at the time of acquisition, of one year or less. For statutory purposes, there is no reconciliation between net income and cash from operations.

•                              The provision for participating policyholders’ dividends is determined by the Board of Directors rather than being recorded ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

•                              Pension expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 87, Employers’ Accounting for Pensions.

•                              Postretirement benefits expense and the related financial statement disclosures are not determined in accordance with Statement of Financial Accounting Standards No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions.

•                              The statutory basis financial statements do not include reporting and display of comprehensive income and its components as specified under U.S. generally accepted accounting principles.

The aggregate effect on the accompanying statutory financial statements of the variations from U.S. generally accepted accounting principles has not been determined, but is presumed to be material.

The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities (including disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)                       Recognition of Revenue and Related Expenses

Life premiums are recognized as income over the premium paying period of the related policies. For accident and health contracts, premiums are earned on a pro rata basis over the applicable policy period. Premiums and fund deposits for universal life, single premium immediate annuity and single premium deferred annuity contracts are reported as revenue when collected. Benefits and other fund withdrawals are expensed as incurred. Policy acquisition and maintenance expenses are charged to operations as incurred.

(f)                         Financial Instruments

Investments in bonds are generally stated at amortized cost, except for bonds where the NAIC rating has fallen to 6 and the NAIC fair value has fallen below amortized cost, in which case they are carried at NAIC fair value. Interest revenue is recognized when earned. When management believes it is no longer probable that the Company will collect all amounts due according to the contractual terms of the bond, the bond is written down from its cost basis to its fair value and a loss is recognized in the Statutory Statements of Earnings. Subsequent recoveries in fair value are not recognized until the bond is sold. As of December 31, 2005 and 2004, there were $2,346,540 and $325,413, respectively, of nonadmitted amounts related to bond holdings.

Amortization of mortgage and asset-backed bonds is based on anticipated prepayments at the date of purchase, with significant changes in estimated cash flows from original purchase assumptions recognized using the retrospective method. Prepayment assumptions for mortgage and asset-backed bonds are obtained from broker-dealer surveys or internal estimates. Amortization is accounted for using a method that approximates the interest method.

Common stock of unaffiliated companies is carried at fair value. Investments in common stocks of wholly-owned subsidiaries (see note 1(a)) are valued at the statutory equity of the subsidiaries as described in the Purposes and Procedures Manual of the Securities Valuation Office of the NAIC. Dividends from subsidiaries are recorded as income when paid. No dividends were received from the Company’s subsidiaries during 2005, 2004 or 2003. The Company’s management periodically monitors and evaluates the differences between the cost and fair value of investments. If after monitoring and analysis, management believes that the decline in fair value is other than temporary, the cost of the investment is adjusted and a realized loss is recognized in the Statutory Statements of Earnings.

Preferred stocks are carried at cost, except where the NAIC rating is 4 or below and the NAIC fair value has fallen below amortized cost, in which case it is carried at NAIC fair value. There were $768,814 and $194,551 of nonadmitted amounts relating to preferred stocks as of December 31, 2005 and 2004, respectively.

The Company’s policy is to identify and review any potentially impaired securities, using the expertise of the Securities Management department and external information provided by the Company’s portfolio managers. The Company makes the determination as to whether the security is other-than-temporarily impaired, and determines a fair value based on relevant facts and circumstances. The total impairment loss recognized in 2005 was $132,823 for bonds, $0 for preferred stocks and $106,640 for common stocks. The total impairment loss recognized in 2004 was $10,302,220 for bonds, $0 for preferred stocks and $178,447 for common stocks. The total impairment loss recognized in 2003 was $18,976,657 for bonds, $0 for preferred stocks and $3,653,355 for common stocks.

Short-term investments are stated at cost, which approximates fair value. Real estate is stated at depreciated cost. Real estate held for sale is carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Mortgage loans and policy loans are stated at their unpaid principal balance, less an allowance for loan losses, if any. At December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, the Company had no impaired loans. Limited partnership interests are accounted for using a method approximating the equity method.

Realized investment gains and losses, determined on a specific identification basis, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related income taxes. For bonds and preferred stock carried at NAIC fair value, the difference between amortized cost and fair value is treated as a nonadmitted asset. Changes in fair values of common stock and changes in statutory equity of unconsolidated subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

(g)                      Nonadmitted Assets

Certain assets, principally furniture, equipment, agents’ debit balances, IMR debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus. Changes in these assets are presented as changes in unassigned surplus.

(h)                      Aggregate Reserves

Policy reserves on annuity and supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year.

Policy reserves on universal life and single premium whole life contracts are based on statutory mortality and valuation interest rates using the Commissioners’ Reserve Valuation Method. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts’ characteristics and their issue year. Liabilities for life policy reserves and interest-sensitive insurance contracts are based on statutory mortality and interest requirements without consideration of withdrawals.

Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates, mortality or morbidity assumptions and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum of guaranteed policy cash values or the amounts required by law.

(i)                         Policy and Contract Claims and Claims Adjustment Expenses

The liability for claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The liability includes a provision for (a) claims that have been reported to the insurer, (b) claims related to insured events that have occurred but that have not been reported to the insured and (c) claims adjustment expenses.

Reserve estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

(j)                         Interest Maintenance Reserve

The interest maintenance reserve (IMR) represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into income on a level yield method over the estimated remaining life of the investment sold or called.

(k)                      Asset Valuation Reserve

The asset valuation reserve (AVR) is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

(l)                         Federal Income Taxes

The Company files a consolidated federal income tax return that includes the operating results of the Company and its wholly-owned subsidiaries. Income taxes are allocated to the subsidiaries as if they filed separate federal income tax returns.

The Company’s method of accounting for income taxes is the liability method. Under the liability method, deferred tax assets and liabilities are adjusted to reflect changes in statutory tax rates resulting in income adjustments in the period such changes are enacted. Deferred income taxes are recognized, subject to statutory limitations, for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the temporary difference is expected to reverse.

(m)                   Reinsurance

Reinsurance premiums, commissions, expense reimbursement, claims and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

(n)                      Guaranty Fund Assessments

State guaranty fund assessments are recognized when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated. In addition, the Company may recognize an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies.

(o)                      Electronic Data Processing (EDP) Equipment and Software

EDP equipment and operating software are admitted assets to the extent they conform to the requirement of SSAP No. 16, EDP Equipment and Software. Depreciation expense related to these assets was $729,026 in 2005, $871,825 in 2004, and $866,739 in 2003.

Accumulated depreciation related to these assets totaled $4,902,308 and $4,173,282 for December 31, 2005 and 2004, respectively. An accelerated depreciation method (MACRS) is the method used by the Company to compute depreciation.

(p)                      Assets Held in Separate Accounts and Liabilities Related to Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity represent funds that are separately administered for variable annuity and variable life contracts and for which the contractholder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying financial statements. Policy administration and investment management fees charged on separate account policyholder deposits are included in annuity premiums and other fund deposits.

(q)                      Reclassifications

Certain prior period amounts have been reclassified to conform with the current year presentation. These reclassifications have no impact on stockholders’ equity or net earnings.

(2)                     Financial Instruments

(a)                      Bonds and Preferred and Common Stocks

At December 31, 2005 and 2004, the amortized cost, gross unrealized gains and losses, and NAIC fair values of the Company’s bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

	2005
	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U. S. Treasury securities and obligations of U. S. Government corporations and agencies	$658,647,799	26,435,528	(2,062,928)	683,020,399
Mortgage-backed securities	828,945,593	13,018,216	(5,239,934)	836,723,875
Corporate and other securities	4,622,087,968	177,869,394	(36,798,741)	4,763,158,621
Total bonds	$6,109,681,360	217,323,138	(44,101,603)	6,282,902,895
Preferred stocks	$64,360,555	6,781,460	(590,904)	70,551,111
Common stocks	319,993,555	200,596,710	(18,616,821)	501,973,444
Total stocks	$384,354,110	207,378,170	(19,207,725)	572,524,555

	2004
	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
Bonds:
U. S. Treasury securities and obligations of U. S. Government corporations and agencies	$588,115,734	29,936,525	(596,680)	617,455,579
Mortgage-backed securities	753,472,525	22,995,152	(4,128,382)	772,339,295
Corporate and other securities	4,475,271,719	252,308,939	(17,674,600)	4,709,906,058
Total bonds	$5,816,859,978	305,240,616	(22,399,662)	6,099,700,932
Preferred stocks	$61,681,482	6,126,694	(1,096,126)	66,712,050
Common stocks	453,760,640	204,143,591	(10,701,844)	647,202,387
Total stocks	$515,442,122	210,270,285	(11,797,970)	713,914,437

The estimated fair value and unrealized losses for debt and equity securities in an unrealized loss position at December 31, 2005 and 2004 were as follows:

	Held less than 12 months		Held 12 months or more		Total
2005	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
Bonds:
U. S. Treasury securities and obligations of U.S. Government corporations and agencies	$237,431,317	(1,456,274)	77,471,600	(606,654)	314,902,917	(2,062,928)
Mortgage-backed securities	330,083,160	(4,677,637)	23,003,301	(562,297)	353,086,461	(5,239,934)
Corporate and other securities	1,325,624,176	(25,081,442)	268,631,220	(11,717,299)	1,594,255,396	(36,798,741)
Total bonds	$1,893,138,653	(31,215,353)	369,106,121	(12,886,250)	2,262,244,774	(44,101,603)
Preferred stocks	$14,121,536	(590,904)	—	—	14,121,536	(590,904)
Common stocks	31,903,117	(10,041,485)	28,413,086	(8,575,336)	60,316,203	(18,616,821)
Total stocks	$46,024,653	(10,632,389)	28,413,086	(8,575,336)	74,437,739	(19,207,725)

	Held less than 12 months		Held 12 months or more		Total
2004	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses	Estimated fair value	Unrealized losses
Bonds:
U. S. Treasury securities and obligations of U.S. Government corporations and agencies	$76,628,968	(386,023)	12,507,729	(210,657)	89,136,697	(596,680)
Mortgage-backed securities	130,493,606	(2,053,895)	34,148,342	(2,074,487)	164,641,948	(4,128,382)
Corporate and other securities	511,191,032	(6,312,783)	217,979,165	(11,361,817)	729,170,197	(17,674,600)
Total bonds	$718,313,606	(8,752,701)	264,635,236	(13,646,961)	982,948,842	(22,399,662)
Preferred stocks	$9,399,796	(851,095)	727,200	(245,031)	10,126,996	(1,096,126)
Common stocks	27,663,989	(4,978,057)	14,277,713	(5,723,787)	41,941,702	(10,701,844)
Total stocks	$37,063,785	(5,829,152)	15,004,913	(5,968,818)	52,068,698	(11,797,970)

The fair value of all securities was impacted by an upward movement in short to intermediate term interest rates during 2005. The Company believes the unrealized losses are temporary in nature and the principal is not at risk. The Company continues to monitor its equity holdings and believes its equity holdings that are below cost are only temporarily impaired due to market conditions and not permanently impaired. The Company monitors the securities in its portfolios daily and makes a formal review each quarter to identify potential credit deterioration. If it is determined that a security has a decline in value that is not temporary, its cost basis is reduced to its fair market value and the resulting change is recognized as a realized loss. In making the decision to impair a security, the following factors are considered: the extent and duration of the decline (generally if greater than 25% and longer than six months), the reason for the decline (either interest rate or credit related), the Company’s ability and intent to hold the security that will allow for a recovery in value, and the current conditions and near term financial prospects of the issuer.

The scheduled maturity distribution of the bond portfolio at December 31, 2005 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value
Due in one year or less	$271,513,674	272,218,762
Due after one year through five years	1,092,370,699	1,115,062,296
Due after five years through ten years	1,736,487,807	1,774,577,662
Due after ten years	2,180,363,587	2,284,320,300
	5,280,735,767	5,446,179,020
Mortgage-backed securities	828,945,593	836,723,875
	$6,109,681,360	6,282,902,895

As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $5,459,780 and $5,608,500 at December 31, 2005 and 2004, respectively.

The credit quality of the bond portfolio at December 31, 2005 and 2004 follows. The quality ratings represent NAIC designations.

	2005		2004
	Amortized cost	Percent	Amortized cost	Percent
Class 1 – highest quality	$4,334,845,547	71.0%	$4,163,585,331	71.6%
Class 2 – high quality	1,661,298,698	27.1	1,547,233,211	26.6
Class 3 – medium quality	68,306,932	1.1	55,237,238	0.9
Class 4 – low quality	29,336,457	0.5	29,313,653	0.5
Class 5 – lower quality	12,212,685	0.2	18,013,640	0.3
Class 6 – in or near default	3,681,041	0.1	3,476,905	0.1
	$6,109,681,360	100.0%	$5,816,859,978	100.0%

Bonds with ratings ranging from AAA/Aaa to BBB/Baa3, as assigned by a rating service such as Standard and Poor’s Corporation or Moody’s Investment Services, are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but are considered to be investment grade securities. The NAIC regards agencies and treasuries and A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), all C ratings as Class 5 (lower quality) and D ratings as Class 6 (in or near default).

(b)                      Common Stocks of Affiliates

The Company’s wholly-owned subsidiaries are accounted for using the modified equity method rather than being consolidated in accordance with Statement of Financial Accounting Standards No. 94, Consolidation of All Majority-Owned Subsidiaries. A summary of the principal unconsolidated subsidiary’s financial position and operating results, prepared on a statutory basis, follows:

Southern Capital Life Insurance Company – Unaudited

	2005	2004
Total admitted assets	$6,127,736	5,926,560
Total liabilities	$134,252	127,100
Capital stock and surplus	$5,993,484	5,799,460
Net earnings	$194,024	186,365

(c)                       Mortgage Loans

At December 31, 2005 and 2004, the Company’s mortgage loan portfolio consisted of $1,209,449,614 and $1,139,299,749 of first lien mortgage loans, respectively. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and have a maximum loan-to-value ratio of 75% at the date of origination. The Company generally does not engage in construction lending or land loans. At December 31, 2005, approximately 14.7% and 14.0% of the Company’s mortgage loans have underlying collateral located in the states of California and Florida, respectively. The minimum and maximum interest rates of mortgage loans originated during 2005 were 4.40% and 6.17%, compared to 4.50% and 6.30% during 2004, and 5.30% and 6.52% during 2003, respectively. The portfolio consisted of loans with an average loan balance of $2,681,706 at December 31, 2005 compared to $2,595,216 at December 31, 2004. All of the Company’s mortgages were in good standing with no principal or interest payments delinquent more than 180 days as of December 31, 2005 and 2004.

(d)                      Net Investment Income

For the years ended December 31, 2005, 2004 and 2003, the sources of investment income of the Company were as follows:

	2005	2004	2003
Bonds	$350,311,075	339,152,775	355,856,290
Preferred and common stocks	15,434,897	18,139,634	8,902,012
Mortgage loans	81,202,313	80,363,255	84,070,754
Policy loans	23,169,913	23,205,586	22,729,664
Short-term investments	5,194,904	2,420,308	1,705,477
Other	16,074,369	17,399,728	25,760,216
Gross investment income	491,387,471	480,681,286	499,024,413
Investment expenses	(14,118,639)	(12,594,525)	(16,256,173)
Net investment income	$477,268,832	468,086,761	482,768,240

Proceeds from sales of bonds during 2005, 2004 and 2003 were $1,054,938,559, $481,960,292 and $969,680,656, respectively. Gross gains of $18,337,468 in 2005, $17,706,634 in 2004 and $43,368,428 in 2003 and gross losses of $29,746,094 in 2005, $19,562,596 in 2004 and $49,068,161 in 2003 were realized on those sales.

Proceeds from sales of common stocks during 2005, 2004 and 2003 were $302,787,229 $172,189,141 and $72,913,160, respectively. Gross gains of $82,968,409 in 2005, $60,992,938 in 2004 and $34,818,702 in 2003 and gross losses of $1,363,300 in 2005, $2,200,710 in 2004 and $5,285,150 in 2003 were realized on those sales.

Proceeds from sales of preferred stocks during 2005, 2004 and 2003 were $34,298,513, $43,443,098 and $43,224,379, respectively. Gross gains of $2,459,191 in 2005, $3,825,000 in 2004 and $4,172,154 in 2003 and gross losses of $3,949,163 in 2005, $887,916 in 2004 and $3,371,686 in 2003 were realized on those sales.

(3)                     Aggregate Reserves

Liabilities for the life insurance products principally use the 1958 CSO table assuming interest rates ranging from 2 1/2% to 4 1/2% and the 1980 CSO tables assuming interest rates ranging from 4% to 5%. Liabilities for most annuities use the 1971 IAM tables with interest rates ranging from 4 1/2% to 7 1/2%.

As of December 31, 2005 and 2004, the following table summarizes the aggregate reserves for the Company:

Line of Business

	2005	2004
Individual life:
Traditional	$1,977,170,142	1,833,378,112
Universal	1,179,369,485	1,154,631,316
Total individual life	3,156,539,627	2,988,009,428
Group life	5,106,701	4,804,503
Total life	3,161,646,328	2,992,813,931
Annuities:
Individual:
Immediate	71,320,148	73,696,305
Deferred	3,229,358,346	3,130,297,952
Total individual annuities	3,300,678,494	3,203,994,257
Group annuities:
Guaranteed interest contracts	26,557,359	27,223,744
Total annuities	3,327,235,853	3,231,218,001
Individual supplementary contracts with life contingencies	122,551,729	117,376,334

Other	57,602,380	54,343,867

Accident and health:
Active life – Individual	32,041,891	27,389,039
Active life – Group	919,166	783,853
Claim reserve – Individual	10,376,882	9,739,146
Claim reserve – Group	5,520,244	4,869,734
Total accident and health aggregate reserves	48,858,183	42,781,772
Supplementary contracts without life contingencies	25,015,888	24,965,347
Total aggregate reserves	$6,742,910,361	6,463,499,252

(4)                     Policy and Contract Claims and Liabilities

Activity in the liability for unpaid accident and health claims and claims adjustment expenses is summarized in the following table. The liability for unpaid accident and health claims and claims adjustment expenses includes policy and contract claims in process and the corresponding claims reserve. These amounts are included as a component of the aggregate reserve for accident and health contracts and liability for policy and contract claims presented in the accompanying statutory statements of admitted assets, liabilities and stockholders’ equity.

	2005	2004	2003
Balance January 1	$30,487,696	26,532,028	22,145,704
Less reinsurance recoverables	13,858,533	9,050,278	9,691,130
Net balance January 1	16,629,163	17,481,750	12,454,574
Incurred related to:
Current year	8,357,866	9,050,750	9,723,129
Prior year	(1,077,587)	(3,397,447)	1,760,940
Total incurred	7,280,279	5,653,303	11,484,069
Paid related to:
Current year	3,267,613	3,329,362	3,168,997
Prior year	3,324,772	3,176,528	3,287,896
Total paid	6,592,385	6,505,890	6,456,893
Net balance December 31	17,317,057	16,629,163	17,481,750
Plus reinsurance recoverables	16,390,337	13,858,533	9,050,278
Balance December 31	$33,707,394	30,487,696	26,532,028

(5)                     Securities Sold Under Repurchase Agreements

The Company had no securities sold under repurchase agreements at December 31, 2005. At December 31, 2004, the carrying values of securities sold under repurchase agreements, all of which had a contractual maturity of January 3, 2005, were $55,785,750. The weighted average interest rate for these repurchase agreements was 2.40% at December 31, 2004. Specific U. S. Treasury and other U. S. Government agencies securities with statement values of $52,039,070 at December 31, 2004, collateralized the repurchase agreements. The fair value of this collateral approximated $55,769,000 at December 31, 2004.

(6)                     Transactions with Affiliates

Through common ownership and directorship, the Company has certain transactions with associated companies. Significantly all of these transactions represent agency-related costs of operations. Service agreements with the State and County Farm Bureau organizations in the various states provide for reimbursement to these organizations of the cost of office space and clerical assistance. During the years ended December 31, 2005, 2004 and 2003, such fees aggregated $17,319,604, $14,547,312 and $13,698,963, respectively, and are included in general insurance expenses in the statutory statements of earnings. Management believes that such agreements are beneficial to the Company in providing operating efficiency and prompt service to policyholders.

The Company has entered into Sponsorship Agreements with each of the State Farm Bureaus of Arkansas, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Texas and Virginia. The agreements call for payment of the sum of $1,000,000 to each of the State Farm Bureaus, payable in periodic payments for 10 years beginning in 2005. The agreements provide the Company with the right to sponsor one or more mutually agreeable Farm Bureau events or programs for a period of 10 years beginning in 2005. The total liability at December 31, 2005 and 2004 was $6,952,195 and $7,537,626, respectively, which is the present value of the future stream of payments discounted at an appropriate rate of interest.

Additionally, the Company allocates certain expenses to its subsidiaries, principally Southern Capital. The reimbursements from Southern Capital are principally based on actual commissions, service fees and premium taxes incurred plus a management fee. Such allocated expenses aggregated approximately $25,000 in 2005, 2004 and 2003. As discussed in note 1(l), federal income taxes are allocated to the Company’s subsidiaries as if they filed a separate return.

At December 31, 2005 and 2004, amounts due from (to) subsidiaries and other affiliates consisted of the following:

	2005	2004
Southern Capital Life Insurance Company	$131,537	126,251
Southern Farm Bureau Fund Distributor, Inc.	87,005	18,451
State and County Farm Bureaus	(9,986,152)	(12,106,854)
	$(9,767,610)	(11,962,152)

(7)                     Notes Payable

Notes payable at December 31, 2005 and 2004 consist of the following:

	2005	2004
Non-interest bearing note maturing October 1, 2009; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXV, L.P.	$10,770,808	—
Non-interest bearing note maturing July 1, 2008; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXIV, L.P.	10,279,661	—
Non-interest bearing note maturing October 1, 2007; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XXII, L.P.	15,992,577	15,992,576
Non-interest bearing note maturing September 30, 2006; secured by limited partnership interest in American Tax Credit Corporate Fund XIX, L.P.	2,858,000	4,421,000
Promissory note with an effective interest rate of 4.75%, maturing October 15, 2006; secured by Plaintiff’s Shareholder Corporation	1,163,133	1,100,000
Note payable with an effective interest rate of 4.84%, maturing October 3, 2005; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XVIII, L.P.	—	11,444,316
Non-interest bearing note maturing April 1, 2006; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XIX, L.P.	683,634	6,952,806
Note payable with an effective interest rate of 8.68%, maturing May 31, 2005; secured by limited partnership interest in Boston Capital Corporate Tax Credit Fund XV, L.P.	—	6,342,353
Non-interest bearing note due on demand; secured by limited partnership interest in SSM Venture Partners II, L.P.	—	1,000,000
	$41,747,813	47,253,051

The aggregate maturities of notes payable for each of the years subsequent to December 31, 2005 are as follows:

Year ending December 31:
2006	$22,190,541
2007	10,895,752
2008	7,322,001
2009	1,339,519
$41,747,813

(8)                     Retirement Plans

The Company has a noncontributory defined benefit pension plan, a contributory defined contribution plan and a postretirement benefit plan. All plans cover substantially all employees, subject to certain eligibility requirements such as age and length of service.

(a)                      Pension Plan

The Company presently maintains a noncontributory defined benefit pension plan covering all employees who have met the eligibility requirements. Benefits are based on a participant’s years of service and average monthly salary. The Company has agreed to make contributions to provide assets with which to pay retirement benefits.

The actuarial present value of accumulated plan benefits, as determined by consulting actuaries (computed using the assumptions below) and the net assets available for benefits as of December 31, 2005 and 2004 follows:

	2005	2004
Change in plan assets:
Fair value of assets at January 1	$47,316,369	41,905,813
Actual return on plan assets	3,270,167	2,837,279
Employer contributions	6,177,093	5,500,000
Net assets transferred	(32,958)	—
Benefits paid	(1,292,459)	(2,926,723)
Fair value of plan assets at December 31	$55,438,212	47,316,369

Change in project benefit obligation:
Benefit obligation at January 1	$62,438,009	55,756,018
Service cost	4,003,962	3,645,041
Interest cost	3,699,500	3,426,032
Actuarial loss	3,056,294	2,537,641
Net liabilities transferred	(32,958)	—
Benefits paid	(1,292,459)	(2,926,723)
Benefit obligation at December 31	$71,872,348	62,438,009

Funded status:
Funded status	$(16,434,136)	(15,121,640)
Unrecognized transition liability	3,257,295	3,474,448
Unrecognized prior service cost	366,969	400,330
Unrecognized actuarial loss	16,682,103	13,966,307
Prepaid benefit cost (nonadmitted)	$3,872,231	2,719,445

The accumulated benefit obligation for the pension plan was $45,639,106 and $38,548,309 at December 31, 2005 and 2004, respectively.

The projected benefit obligation for nonvested employees at December 31, 2005 and 2004 was $314,943 and $249,607, respectively.

The project unit credit cost method is the actuarial method used in funding the plan. The components of pension costs and significant actuarial assumptions for the years ended December 31, 2005, 2004 and 2003 were:

	2005	2004	2003
Components of pension cost:
Service cost	$4,037,323	3,678,402	3,251,159
Interest cost	3,699,500	3,426,032	3,518,601
Expected return on plan assets	(3,523,708)	(3,099,595)	(3,014,338)
Amortization of transition obligation liability	217,153	217,153	217,153
Recognized actuarial loss	594,039	430,058	504,288
Net periodic benefit cost	$5,024,307	4,652,050	4,476,863

	2005	2004	2003
Actuarial assumptions as of December 31:
Discount rate	5.75%	6.00%	6.25%
Expected return on plan assets	7.25%	7.50%	7.50%
Rate of compensation increase	Graded;	Graded;	Graded;
	4.0% – 11.5%	4.0% – 11.5%	4.0% – 11.5%
Mortality table	RP2000	1983 GAM	1983 GAM
Post retirement lump/sum annuity purchase assumptions	5.75% and	6.0% and	6.0% and
	1994 GAR	1994 GAR	1994 GAR

Plan Assets

The Company’s retirement plan weighted-average asset allocation at December 31 was:

	2005	2004
Asset category: Group Deposit Administration Contract (DA-111)	100%	100%

The Company’s investment policy and strategy for the retirement plan focuses on preservation of principal with very limited exposure to market volatility. This goal has been accomplished through a group deposit administration contract. The Group Deposit Administration Contract (DA-111) issued on July 1, 1996 by the Company is a guaranteed benefit contract. The guaranteed minimum interest rate is 4%. Interest is credited to the deposit fund each year. Each contract year, the Company declares an interest rate in advance which will apply to the outstanding balance of the deposit fund and to new deposits. The rate declared by the Company will apply for the entire contract year and will be determined by the same method for all contracts of the same class. Any rate declared will not be less than the guaranteed minimum interest rate.

The Company selects the expected long-term rate of return on assets assumption in consultation with the enrolled actuary from Hewitt Associates. This rate is intended to reflect the average rate of earnings expected to be earned on the funds invested or to be invested to provide plan benefits. The Company’s overall expected rate of return on assets is 7.25%. Historical performance is reviewed and consideration is given to anticipated future long-term economic trends. Over the past ten years, the actual credited rate has varied from 6.75% to 8.55% with an arithmetic average of 7.72%. Each year the Pension Committee meets with Hewitt Associates to review all actuarial assumptions.

Contributions

The acceptable range of contributions to the plan is determined each year by the enrolled actuary. In 2006, the Company’s recommended contribution is expected to be approximately $5,566,000. However, the actual amount of the contribution will be determined based on the plan’s funded status, personnel experience, pay increases, assumption changes, and return on plan assets as of the measurement date, which is the July 1 valuation date.

Projected Benefit Payments

The following fiscal year retirement plan benefit payments, which reflect expected future service, are expected to be paid:

Projected Benefit Payments
Year:
2006	$1,895,186
2007	3,290,362
2008	3,678,951
2009	3,742,108
2010	4,354,236
2011 – 2015	36,943,127

(b)                      Defined Contribution Plan

Participants may contribute up to thirteen percent of their compensation to this plan each year, subject to regulatory limitations. The Company matches participant contributions that qualify for income tax deferral, limited to four percent of each participant’s compensation. All contributions made by a participant are vested. The cost of the plan to the Company was $882,062, $910,432 and $943,044, in 2005, 2004 and 2003, respectively.

(c)                       Postretirement Benefit Plan

The actuarial and recorded liability for the Company’s postretirement benefit plan, none of which has been funded, is $9,800,992 and $8,430,947 at December 31, 2005 and 2004, respectively.

Postretirement benefit expense of $1,599,584, $962,457 and $1,190,490, is reflected as a component of general insurance expenses in the 2005, 2004 and 2003 statutory statements of earnings, respectively. The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% in 2005 and 6.0% in 2004. The assumed healthcare cost trend rate used in measuring the accumulated postretirement benefit obligation was 10.0% and 12.0% for employees under 65 and for those over 65, respectively, in 2005 and 10.0% and 12.0% for employees under 65 and for those over 65, respectively, in 2004. The rate is graded down each year to an ultimate rate of 5.5% in 2010 for employees under 65 and 5.5% in 2012 for those over 65. If the healthcare cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2005, would be increased by 11.0%.

(9)                     Federal Income Taxes

The net deferred tax asset at December 31, 2005, and the change from the prior year are comprised of the following components:

	2005	2004	Change
Total gross deferred tax assets	$209,081,408	205,313,773	3,767,635
Total deferred tax liabilities	(118,716,851)	(117,902,235)	(814,616)
Net deferred tax asset	90,364,557	87,411,538	2,953,019
Deferred tax assets nonadmitted	(59,992,827)	(60,447,881)	455,054
Admitted deferred tax asset	$30,371,730	26,963,657	3,408,073

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2005	2004	Change
Net deferred tax asset	$90,364,557	87,411,538	2,953,019
Tax effect of unrealized gains or losses	(63,692,961)	(67,704,611)	4,011,650
Net tax effect without unrealized gains and losses	$154,057,518	155,116,149	(1,058,631)
Change in net deferred income taxes			$(1,058,631)

The main components of deferred taxes as of December 31, 2005 and 2004 are as follows:

	2005	2004
Deferred tax assets:
Life reserves	$104,896,015	106,727,598
Deferred acquisition cost	57,090,299	54,832,856
Partnerships	5,526,194	1,278,530
Policyholder dividends	13,599,242	13,851,391
Other employee benefits	12,336,531	11,569,571
Asset impairments	13,441,753	14,193,627
Fixed assets	126,122	809,043
Other	2,065,252	2,051,157
Total deferred tax assets	209,081,408	205,313,773
Nonadmitted deferred tax assets	(59,992,827)	(60,447,881)
Admitted deferred tax assets	149,088,581	144,865,892
Deferred tax liabilities:
Premiums deferred and uncollected	(45,722,341)	(41,432,126)
Accrual of discount on bonds	(3,878,150)	(3,731,973)
Asset conversions	(1,946,190)	(1,747,296)
Difference in statutory and tax accumulated depreciation	(2,005,448)	(2,245,331)
Unrealized investment gains	(63,692,961)	(67,704,611)
Other	(1,471,761)	(1,040,898)
Total deferred tax liabilities	(118,716,851)	(117,902,235)
Net admitted deferred tax asset	$30,371,730	26,963,657

As of December 31, 2005, there were no operating loss or tax credit carryforwards available for tax purposes.

The amount of Federal income taxes incurred that is available for recoupment in the event of future net losses is $60,300,000 for 2005, $77,300,000 for 2004 and $46,700,000 for 2003.

The differences between income tax expense shown on the statutory statements of earnings and the amounts computed by applying the federal income tax rate of 35% in 2005, 2004 and 2003 to earnings before federal income taxes follow:

	2005		2004		2003
	Amount	Percent	Amount	Percent	Amount	Percent
Current income taxes incurred:
Operations	$32,060,280	13.3%	$30,885,151	14.7%	$56,054,185	34.8%
Realized investment gains (losses)	23,866,119	9.9	36,990,245	17.6	(4,089,198)	(2.5)
Current income taxes incurred	55,926,399	23.2	67,875,396	32.3	51,964,987	32.3
Change in deferred income tax (without tax on unrealized gains and losses)	1,058,631	0.4	(12,135,716)	(5.8)	(15,524,055)	(9.7)

Total income tax reported	$56,985,030	23.6%	$55,739,680	26.5%	$36,440,932	22.6%
Income taxes computed at statutory rate	$84,439,883	35.0%	$73,620,427	35.0%	$56,354,180	35.0%
Dividends received deduction	(2,234,115)	(0.9)	(2,489,001)	(1.2)	(1,290,961)	(0.8)
Nondeductible expenses	1,342,947	0.5	2,795,997	1.3	1,794,060	1.1
Tax-exempt income	(26,276)	—	(35,722)	—	(85,929)	(0.1)
Tax adjustment for interest maintenance reserve	613,635	0.3	397,169	0.2	385,102	0.2
Adjustment of prior year’s income taxes	(3,127,093)	(1.3)	(9,400,973)	(4.5)	(1,007,663)	(0.6)
Tax credits	(13,317,426)	(5.5)	(11,570,575)	(5.5)	(8,835,707)	(5.5)
Partnership and other adjustments	(10,706,525)	(4.5)	2,422,358	1.2	(10,872,150)	(6.7)
	$56,985,030	23.6%	$55,739,680	26.5%	$36,440,932	22.6%

As of December 31, 2005, the Company had a balance of $2,659,778 in its policyholder surplus account under provisions of the Internal Revenue Code. If required to be included in taxable income, taxes of approximately $931,000 would be recorded.

(10)              Commitments and Contingencies

(a)                      Litigation

The Company and other parties are involved in various litigation in the normal course of business. It is management’s opinion, after consultation with counsel and a review of the facts, that the ultimate liability, if any, arising from such contingencies will not have a material adverse effect on the Company’s financial position or on the results of its operations or cash flows.

(b)       Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

There are currently several insurance companies, which had substantial amounts of life and annuity business, in the process of liquidation or rehabilitation. The Company’s net payment was $537,761, $172,104 and $154,285, to various state guaranty associations during 2005, 2004 and 2003, respectively. The Company has recorded a liability related to guaranty fund assessments of $3,048,000 and $3,302,000 at December 31, 2005 and 2004, respectively.

(c)        Leases

The Company is obligated under the terms of various leases for certain equipment. Total lease rental expense, including short-term rentals, amounted to approximately $3,251,000 in 2005, $2,777,000 in 2004 and $2,852,000 in 2003. In most cases, management expects that in the normal course of business leases will be renewed or replaced by other leases. Future minimum rental payments required under leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 2005 are not significant.

(d)       Loan and Equity Commitments

The Company makes commitments to extend credit and make equity investments in the normal course of business. Commitments to extend credit are agreements to lend money with fixed expiration dates or other termination clauses. Equity commitments usually take the form of investments in limited partnerships. The Company applies its normal lending standards when extending credit commitments. Since several of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Collateral is not obtained for commitments to extend credit, but is obtained when loans are closed based on an assessment of the customers’ creditworthiness. The Company’s maximum exposure to credit loss is represented by the contractual amount of the commitments. Commitments to extend credit and make equity investments aggregated approximately $198,548,000 at December 31, 2005.

(11)              Reinsurance

The Company follows the usual industry practices of reinsuring (ceding) portions of its risk with other companies. Use of reinsurance does not discharge an insurer from liability on the insurance ceded. The insurer is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers. All principal reinsurers maintain an A.M. Best rating of “A” or better.

A summary of reinsurance activity, all with unrelated parties, follows:

	2005	2004	2003
At December 31:
Ceded life insurance in force	$7,566,192,730	7,113,332,682	5,946,413,768
Reserve credits	113,930,426	93,149,860	78,834,757

For the year ended December 31:
Net premiums ceded	$48,999,938	44,129,029	40,334,533
Claims ceded	19,854,680	21,313,139	16,391,652

A contingent liability exists with respect to life insurance covered under reinsurance agreements in the event the reinsurance company is unable to meet its obligations due under the contracts. In the opinion of management, this liability is not significant.

(12)              Statutory Capital and Surplus and Dividend Restriction

The NAIC utilizes Risk-Based Capital (RBC) to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designed as an early warning tool for the states to identify potential under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC, and it exceeds the minimum required levels as of December 31, 2005 and 2004.

State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholders.

The Company is restricted by the Mississippi State Insurance Code as to the amount of dividends that may be paid within a twelve consecutive month period without regulatory consent. That restriction is the greater of statutory net gain from operations for the previous year or 10% of the policyholder surplus (net of capital stock) at December 31 of the previous year, subject to a maximum limit equal to statutory earned surplus. Total unassigned surplus at December 31, 2005 was $1,290,383,991.

(13)              Separate Accounts

The separate accounts held by the Company relate to individual annuities and life products of a nonguaranteed return nature. The net investment experience of the separate accounts is credited directly to the policyholder and can be positive or negative. The separate accounts assets and liabilities represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate accounts assets and liabilities are carried at fair value. Revenues and expenses related to the separate accounts assets and liabilities, to the extent of benefits provided to the separate accounts policyholders, are excluded from the amounts reported in the accompanying statutory statements of earnings.

Separate accounts premiums and other considerations amounted to $22,841,923 in 2005, $16,974,202 in 2004 and $8,880,674 in 2003. Reserves for separate accounts with the assets at fair value were $81,988,235 and $59,987,133 at December 31, 2005 and 2004, respectively.

(14)              Fair Values of Financial Instruments

The fair values of financial instruments presented below are estimates of fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

The carrying amounts of cash, cash equivalents, short-term investments, accounts receivable, securities sold under repurchase agreements and accounts payable approximate their fair values due to the short-term nature of these financial instruments.

The carrying amounts and fair values of the Company’s debt and equity securities are disclosed in note 2 of the notes to the statutory financial statements. For marketable debt and equity securities, fair values are based on quoted market prices. If a quoted market price is not available, as in the case of private placements, fair value is estimated using quoted market prices for similar securities.

The fair value for mortgage and other loans was determined on a loan by loan basis using market yields and coupon rates. Market yield for each loan was determined by adding an appropriate pricing spread to the yields on similar maturity treasury issues. The fair value for each loan was calculated as the present value of the future interest and principal payments at the market yield. The carrying value of notes payable approximates fair value because of the short-term nature of these financial instruments and the relative immateriality of the balances. The carrying amount and fair value of the Company’s investments in mortgage and other loans and notes payable at December 31, 2005 and 2004 follow:

	2005		2004
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Commercial mortgages	$1,208,909,857	1,266,610,558	1,138,700,488	1,246,212,000
Residential mortgages	539,757	525,617	599,261	592,000
Other loans	—	—	122,466	122,000
	$1,209,449,614	1,267,136,175	1,139,422,215	1,246,926,000
Notes payable	$41,747,813	41,747,813	47,253,051	47,253,051

The fair value of annuity contracts was determined to be the Company’s statutory reserve as such amount most closely approximates the current value of the expected payments under such contracts. Such reserve is higher than the policy surrender values, which is considered the floor value and lower than the account value, which is considered the maximum value. The account value does not approximate the amount the Company anticipates paying under such contracts due to anticipated surrenders.

Assets held in separate accounts are reported in the accompanying statutory financial statements at fair value. The related liabilities are also reported at fair value in amounts equal to the separate accounts assets.

It is not considered practicable to determine the fair value of the Company’s liability for pension plan administration funds due to the difficulty in calculating an estimated payment pattern and period. Such funds currently bear interest at a rate of approximately 6.75%. The interest rate will adjust annually based on investment portfolio returns for the related assets. Such funds have no stated maturity.

Schedule 1

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Selected Financial Data

As of and for the year ended December 31, 2005

Investment income earned:
U. S. Government bonds	$12,270,242
Other bonds (unaffiliated)	338,040,833
Preferred and common stocks	15,434,897
Mortgage loans	81,202,313
Real estate	3,156,372
Premium notes, policy loans and liens	23,169,913
Short-term investments	5,194,904
Other invested assets	14,181,102
Aggregate write-ins for investment income	490,137
Amortization of interest maintenance reserve	(1,753,243)
Gross investment income	$491,387,470
Real estate owned – book value less encumbrances	$15,302,647

Mortgage loans – book value:
Farm mortgages	$—
Residential mortgages	539,757
Commercial mortgages	1,208,909,857
Total mortgage loans	$1,209,449,614
Mortgage loans by standing – book value:
Good standing	$1,209,449,614
Good standing with restructured terms	—
Interest overdue more than 90 days, not in foreclosure	—
Foreclosure in process	—

Other long-term assets – statement value	$347,009,646

Collateral loans	$—

Bonds and stocks of parents, subsidiaries and affiliates – book value:
Bonds	$—
Preferred stocks	—
Common stocks	14,519,296

Bonds and short-term investments by class and maturity:
Due within one year or less	$784,478,720
Over 1 year through 5 years	1,580,460,117
Over 5 years through 10 years	1,878,651,805
Over 10 years through 20 years	1,377,909,473
Over 20 years	805,170,282
$6,426,670,397

Bonds and short-term investments by class – statement value:
Class 1	$4,651,706,471
Class 2	1,660,966,089
Class 3	68,306,932
Class 4	29,797,179
Class 5	12,212,685
Class 6	3,681,041
Total by class	$6,426,670,397
Total bonds and short-term investments publicly traded	$5,542,808,379
Total bonds and short-term investments privately placed	$883,862,018
Preferred stocks – statement value	$64,360,555
Common stocks (unaffiliated) – fair value	$493,203,463
Short-term investments – book value	$227,573,487
Options, caps and floors owned – statement value	$—
Options, caps and floors written and in force – statement value	$—
Collar, swap and forward agreements open – statement value	$—
Futures contracts open – current value	$—
Cash on deposit	$87,131,918

Life insurance in force:
Industrial	$—
Ordinary	75,604,293,000
Credit life	—
Group life	1,766,011,000

Amount of accidental death insurance in force under ordinary policies	$1,929,721,000

Life insurance policies with disability provisions in force:
Industrial	$—
Ordinary	16,990,281,000
Credit life	—
Group life	1,736,675,000

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit	$2,119,610
Income payable	2,901,745

Ordinary – involving life contingencies:
Income payable	$14,114,663
Group – not involving life contingencies:
Amount on deposit	$—
Income payable	—

Group – involving life contingencies:
Income payable	$—

Annuities:
Ordinary:
Immediate – amount of income payable	$11,112,155
Deferred – fully paid account balance	967,047,158
Deferred – not fully paid – account balance	2,311,013,108

Group:
Amount of income payable	$1,550,867
Fully paid account balance	—
Not fully paid – account balance	25,199,248

Accident and health insurance – premiums in force:
Ordinary	$36,566,570
Group	18,486,437
Credit	—

Deposit funds and dividend accumulations:
Deposit funds – account balance	$437,054,365
Dividend accumulations – account balance	304,447,427

Claim payments 2005:
Group accident and health – year ended December 31, 2005:
2005	$2,141,000
2004	480,000
2003	24,000
2002	52,000
2001	88,000
Prior	216,000

Other accident and health – year ended December 31, 2005:
2005	$1,127,000
2004	885,000
2003	418,000
2002	241,000
2001	204,000
Prior	717,000

See accompanying report of independent registered public accounting firm.

Schedule 2

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Summary Investment Schedule

December 31, 2005

(In thousands)

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Bonds:
US Treasury securities	$257,587	2.886%	$257,587	2.886%
US government agency obligations:
Issued by US government agencies	—	—	—	—
Issued by US government-sponsored agencies	401,061	4.493%	401,061	4.493%
Foreign government	18,860	0.211%	18,860	0.211%
Securities issued by states, territories and possessions and political subdivisions in the US:
US States and territories general obligations	—	—	—	—
Political subdivisions of US states, territories and possessions general obligations	—	—	—	—
Revenue and assessment obligations	—	—	—	—
Industrial development bonds and similar obligations	143,249	1.605%	143,249	1.605%
Mortgage-backed securities:
Pass-through securities:
Guaranteed by GNMA	12,960	0.145%	12,960	0.145%
Issued by FNMA and FHLMC	151,636	1.699%	151,636	1.699%
Other pass-through securities	—	—	—	—
Other mortgage-backed securities:
Issued by FNMA, FHLMC or GNMA	663,578	7.435%	663,578	7.435%
Other mortgage-backed securities collateralized by MBS issued or guaranteed by FNMA, FHLMC, or GNMA	771	0.008%	771	0.008%
All other mortgage-backed securities	—	—	—	—

Other debt securities (excluding short-term):
Unaffiliated domestic securities	4,131,666	46.291%	4,131,666	46.291%
Unaffiliated foreign securities	328,313	3.678%	328,313	3.678%
Affiliated securities	—	—	—	—

Equity interests:
Investments in mutual funds	128,363	1.438%	128,363	1.438%
Preferred stocks:
Affiliated	—	—	—	—
Unaffiliated	64,361	0.721%	64,361	0.721%

Publicly traded equity securities:
Affiliated	—	—	—	—
Unaffiliated	337,861	3.785%	337,861	3.785%

Investment Categories	Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
Other equity securities:
Affiliated	14,519	0.163%	14,519	0.163%
Unaffiliated	27,466	0.308%	27,466	0.308%
Tangible personal property under leases:
Affiliated	—	—	—	—
Unaffiliated	—	—	—	—

Mortgage loans:
Construction and land development	—	—	—	—
Agricultural	—	—	—	—
Single family residential properties	540	0.006%	540	0.006%
Multifamily residential properties	1,228	0.014%	1,228	0.014%
Commercial loans	1,207,682	13.531%	1,207,682	13.531%

Real estate investments:
Property occupied by company	14,452	0.162%	14,452	0.162%
Property held for the production of income	—	—	—	—
Property held for sale	851	0.010%	851	0.010%

Policy loans	351,941	3.943%	351,941	3.943%

Receivable for securities	4,817	0.054%	4,817	0.054%

Cash and short-term investments	314,705	3.526%	314,705	3.526%

Other invested assets	347,010	3.888%	347,010	3.888%
	$8,925,477	100.000%	$8,925,477	100.000%

See accompanying report of independent registered public accounting firm.

Schedule 3

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule of Supplemental Investment Risks Interrogatories

December 31, 2005

(In thousands)

1)	Total admitted assets (excluding separate account assets:)	$9,182,382

2)	Ten largest exposures to a single issuer/borrower/investment:

Issuer	Investment Category	Amount	Percentage
FPA Paramount Fund	Mutual Funds – Common Stocks	$85,240	0.9%
Southern Power Company	Industrial, Misc. – Issuer Obligations	52,692	0.6%
Southwestern Electric Power Company	Public Utility – Issuer Obligations	52,641	0.6%
Virginia Electric & Power	Industrial, Misc. – Issuer Obligations	44,778	0.5%
Union Pacific Corp	Industrial, Misc. – Issuer Obligations	44,547	0.5%
LB — UBS	Industrial, Misc. – Issuer Obligations	42,916	0.5%
Fedex Corp.	Industrial, Misc. – Issuer Obligations	40,124	0.4%
Entergy Miss Inc.	Public Utility – Issuer Obligations	39,345	0.4%
Coca Cola HBC Finance	Industrial, Misc. – Issuer Obligations	39,321	0.4%
Northern Natural Gas	Industrial, Misc. – Issuer Obligations	37,897	0.4%

3)     Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Amount	Percentage
NAIC-1	$4,651,706	50.7%
NAIC-2	1,660,966	18.1%
NAIC-3	68,307	0.7%
NAIC-4	29,797	0.3%
NAIC-5	12,213	0.1%
NAIC-6	3,681	0.0%

Stocks	Amount	Percentage
P/RP-1	$35,850	0.4%
P/RP-2	21,480	0.2%
P/RP-3	1,407	0.0%
P/RP-4	3,778	0.0%
P/RP-5	1,845	0.0%
P/RP-6	—	0.0%

4)     Admitted assets held in foreign investments and unhedged foreign currency exposure:

Foreign-currency denominated investments of:	$—
Foreign-currency denominated supporting insurance liabilities of:	—
Excluding Canadian investments and currency exposure of:	—

5)     Aggregate foreign investment exposure categorized by NAIC sovereign rating:

	Amount	Percentage
Countries rated by NAIC-1	$—	0.0%
Countries rated by NAIC-2	—	0.0%
Countries rated by NAIC-3 or below	—	0.0%

6)     Two largest foreign investment exposures to a single country, categorized by the country’s NAIC sovereign rating: None

7)     Aggregate unhedged foreign currency exposure: None

8)     Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating: None

9)              Two largest unhedged foreign currency exposures to a single country, categorized by the country’s NAIC sovereign rating: None

10)   Ten largest nonsovereign foreign issues: None

11)   Assets held in Canadian investments comprise less than 2.5% of the Company’s total admitted assets.

12)        Assets held in investments with contractual sales restrictions comprised less than 2.5% of the Company’s total admitted assets.

13)   Ten largest equity interests:

Issuer	Investment Category	Amount	Percentage
FPA Paramount Fund	Mutual Funds – Common Stocks	$85,240	0.9%
Ensco International	Industrial, Misc. – Common Stocks	30,106	0.3%
Charming Shoppes	Industrial, Misc. – Common Stocks	27,615	0.3%
Avnet, Inc.	Industrial, Misc. – Common Stocks	22,934	0.3%
Patterson Utility Energy	Industrial, Misc. – Common Stocks	21,757	0.2%
Michaels Stores Common Stock	Industrial, Misc. – Common Stocks	20,080	0.2%
Trinity Industries	Industrial, Misc. – Common Stocks	19,497	0.2%
Rosetta Resources, Inc.	Industrial, Misc. – Common Stocks	18,295	0.2%
FPA Capital Fund	Industrial, Misc. – Common Stocks	17,616	0.2%
Reebok	Industrial, Misc. – Common Stocks	16,031	0.2%

14) Assets held in nonaffiliated, privately placed equities comprised less than 2.5% of the Company’s total admitted assets.

15) Assets held in general partnership interests comprised less than 2.5% of the Company’s total admitted assets.

16) Ten largest aggregate mortgage interests:

Issuer	Investment Category	Amount	Percentage
Oakwood Office Building	Commercial	14,103	0.2%
100 Calhoun Street Office Building	Commercial	11,750	0.1%
New Frontier Mobile Home Park	Commercial	9,751	0.1%
Fair Oaks Medical Plaza	Commercial	9,622	0.1%
Doral Village Mobile Home Park	Commercial	9,567	0.1%
Park Center II	Commercial	9,361	0.1%
Square D Industrial	Commercial	9,200	0.1%
Wal-Mart Superstore	Commercial	9,177	0.1%
Butterfield Trails Portfolio	Commercial	8,401	0.1%
Vista Verde Apartments	Commercial	8,382	0.1%

Amount and percentage of Company’s total admitted assets held in the following categories of mortgage loans:

	Loans
Construction loans	$—	0.0%
Mortgage loans over 90 days past due	—	0.0%
Mortgage loans in the process of foreclosure	—	0.0%
Mortgage loans foreclosed	—	0.0%
Restructured mortgage loans	—	0.0%

17)    Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
Above 95%	$—	0.0%	$—	0.0%	$—	0.0%
91% to 95%	—	0.0%	—	0.0%	—	0.0%
81% to 90%	—	0.0%	—	0.0%	—	0.0%
71% to 80%	—	0.0%	87,236	0.9%	—	0.0%
below 70%	540	0.0%	1,121,674	12.2%	—	0.0%

18)    There were no assets held in real estate reported in the Annual Statement Schedule A that exceeded 2.5% of the Company’s total admitted assets.

19)   Total admitted assets subject to the following types of agreements:

	At Year-end		At End of Each Quarter
Agreement type	Amount	Percentage	1st Qtr	2nd Qtr	3rd Qtr

Securities lending	$—	0.0%	$—	—	—
Repurchase	—	0.0%	—	—	—
Reverse repurchase	—	0.0%	11,795	—	44,001
Dollar repurchase	—	0.0%	—	—	—
Dollar reverse repurchase	—	0.0%	—	—	—

20)   Warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$—	0.0%	$—	0.0%
Income generation	—	0.0%	—	0.0%
Other	—	0.0%	—	0.0%

21) Potential exposure for collars, swaps and forwards:

			At End of Each Quarter
	At Year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	0.0%	$—	$—	$—
Income generation	—	0.0%	—	—	—
Replications	—	0.0%	—	—	—
Other	—	0.0%	—	—	—

22)   Potential exposure for futures contracts:

			At End of Each Quarter
	At Year-end		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$—	0.0%	$—	$—	$—
Income generation	—	0.0%	—	—	—
Replications	—	0.0%	—	—	—
Other	—	0.0%	—	—	—

See accompanying report of independent registered public accounting firm.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule 4

Summary of Investments – Other than Investments in Related Parties

December 31, 2005

(In thousands)

	Cost or		As shown on
	amortized		the Balance
	cost	Fair value	Sheet
Bonds:
United States Government and government agencies and authorities	$658,648	683,020	658,648
Public utilities	907,507	924,805	907,507
Mortgage-backed securities	828,946	836,724	828,946
All other corporate bonds	3,714,580	3,838,354	3,714,580
Total bonds	6,109,681	6,282,903	6,109,681
Equity securities:
Common stocks (1)
Public utilities	503	486	486
Banks, trusts, and insurance companies	15,988	25,805	25,805
Industrial, miscellaneous and all other	293,500	467,398	467,398
Nonredeemable preferred stocks	64,361	70,551	64,361
Total equity securities	374,352	564,240	558,050
Mortgage loans on real estate	1,209,450	N/D	1,209,450
Real estate:
Home office property	14,451	N/D	14,451
Real estate held for sale	851	N/D	851
Policy loans	351,941	N/D	351,941
Partnership interests	347,010	N/D	347,010
Short-term investments and cash	314,705	314,705	314,705
Receivable for securities	4,817	4,817	4,817
Total investments	$8,727,258	N/A	8,910,956

(1) Investment in common stocks does not include the Company’s investment in the Virginia Farm Bureau, a related party, with a cost and fair value of $10,002 and $8,284, respectively.

N/D — not determined

N/A — not applicable

See accompanying report of independent registered public accounting firm.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule 5

Supplementary Insurance Information

(In thousands)

	As of December 31				For the years ended December 31
		Future policy						Amortization
	Deferred	benefits,		Other policy			Benefits,	of deferred
	policy	losses, claims		claims and		Net	claims, losses	policy	Other
	acquisition	and settlement	Unearned	benefits	Premium	investment	and settlement	acquisition	operating
Segment	costs	expenses	premiums	payable	revenue (1)	income	expenses	costs	expenses (2)
2005:
Life insurance	$—	3,359,057	914	387,889	477,485	237,617	416,719	—	139,916
Accident and health insurance	—	48,858	96	1,420	27,381	2,894	12,062	—	13,088
Annuity	—	3,334,995	—	20	225,767	236,758	378,023	—	27,456
Property and liability insurance	—	—	—	—	—	—	—	—	—
	$—	6,742,910	1,010	389,329	730,633	477,269	806,804	—	180,460
2004:
Life insurance	$—	3,181,064	1,082	387,110	462,866	239,475	405,954	—	148,018
Accident and health insurance	—	42,782	248	2,020	27,460	2,815	8,100	—	12,791
Annuity	—	3,239,653	—	38	268,921	225,797	411,635	—	27,852
Property and liability insurance	—	—	—	—	—	—	—	—	—
	$—	6,463,499	1,330	389,168	759,247	468,087	825,689	—	188,661
2003:
Life insurance					$426,046	247,601	377,783	—	143,568
Accident and health insurance					22,047	2,739	15,334	—	10,871
Annuity					524,707	232,428	651,732	—	36,017
Property and liability insurance					—	—	—	—	—
					$972,800	482,768	1,044,849	—	190,456

(1)	Life insurance premium revenue includes supplementary contracts and dividend accumulations.
(2)	Commissions, taxes, licenses and fees reflect actual expenses by segment. All other operating expenses are allocated to each segment on the basis of policy count and time studies.

See accompanying report of independent registered public accounting firm.

SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

Schedule 6

Reinsurance

For the years ended December 31, 2005, 2004 and 2003

(In thousands)

	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percentage of amount assumed to net
2005:
Life insurance in force	$77,370,304	7,566,193	—	69,804,111	—
Premiums:
Life insurance	$478,020	12,755	—	465,265	—
Accident and health insurance	64,713	37,333	—	27,380	—
Annuity	234,981	9,335	—	225,646	—
Property and liability insurance	—	—	—	—	—
Total premiums	$777,714	59,423	—	718,291	—
2004:
Life insurance in force	$71,102,425	7,113,333	—	63,989,092	—
Premiums:
Life insurance	$464,703	13,208	—	451,495	—
Accident and health insurance	60,137	32,708	—	27,429	—
Annuity	277,804	8,966	—	268,838	—
Property and liability insurance	—	—	—	—	—
Total premiums	$802,644	54,882	—	747,762	—
2003:
Life insurance in force	$64,862,572	5,946,413	—	58,916,159	—
Premiums:
Life insurance	$428,152	12,191	—	415,961	—
Accident and health insurance	53,250	31,311	—	21,939	—
Annuity	529,862	5,236	—	524,626	—
Property and liability insurance	—	—	—	—	—
Total premiums	$1,011,264	48,738	—	962,526	—

See accompanying report of independent registered public accounting firm.

PART C

OTHER INFORMATION

Item 26.            Exhibits

1.               Board of Directors Resolutions.

a)              Resolution of the Board of Directors of Southern Farm Bureau Life Insurance Company (the “Company”) establishing Southern Farm Bureau Life Variable Life Account (the “Account”) (3)

2.               Custodian Agreements. Not Applicable

3.               Underwriting Contracts.

a)              Form of Principal Underwriting Agreement (2)

b)             Amendment to Form of Principal Underwriting Agreement (4)

4.               Contracts.

a)              Specimen Adjustable Premium Variable Life Insurance Policy (3)

b)             Revised Specimen Adjustable Premium Variable Life Insurance Policy (4)

c)              Waiver of Monthly Deductions Agreement (3)

d)             Children’s Term Rider (3)

e)              Accelerated Benefit Rider (3)

5.               Applications.

a) Application for Adjustable Premium Variable Life Insurance Policy (3)

6.               Depositor’s Certificate of Incorporation and By-Laws.

a)              Articles of Incorporation of the Company (1)

b)             By-Laws of the Company (1)

7.               Reinsurance Contracts. (7)

a)              Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and American United Life Insurance Company  (7)

b)             Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and The Lincoln National Life Insurance Company (7)

c)              Reinsurance Agreement between Southern Farm Bureau Life Insurance Company and Businessmen’s Assurance Company of America (7)

8.               Participation Agreements.

a)              Form of Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (2)

b)             Amendment to Form of Participation Agreement for T. Rowe Price Equity Series, Inc. and T. Rowe Price Fixed Income Series, Inc. (4) (10)

c)              Form of Participation Agreement for Fidelity Variable Insurance Products Fund (2)

d)             Form of Participation Agreement for Fidelity Variable Insurance Products Fund II (2)

e)              Form of Participation Agreement for Fidelity Variable Insurance Products Fund III (2)

f)                Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund (4) (10)

g)             Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund II (4) (10)

h)             Amendment to Form of Participation Agreement for Fidelity Variable Insurance Products Fund III (4) (10)

9.               Administrative Contracts. Not Applicable.

10.         Other Material Contracts. Not Applicable.

11.         Legal Opinion.

Opinion and Consent of Joseph A. Purvis (10)

12.         Actuarial Opinion. Opinion and consent of Kenneth P. Johnston as to actuarial matters pertaining to the securities being registered (10)

13.         Calculations. Not Applicable.

14.         Other Opinions.

(a)  Consent of Jorden Burt LLP (10)

(b)  Consent of KPMG LLP (10)

15.         Omitted Financial Statements. Not Applicable.

16.         Initial Capital Agreements. Not Applicable.

17.         Redeemability Exemption. Issuance, transfer and redemption procedures memorandum. (5)

18.         Powers of Attorney (3) (6) (8) (9) (10)

(a)          Power of Attorney for Mark Edwin Haney (10)

(1)              Incorporated herein by reference to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on June 3, 1999.

(2)              Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File Nos. 333-79865; 811-09371) filed with the Securities and Exchange Commission on October 12, 1999.

(3)              Incorporated herein by reference to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on August 22, 2001.

(4)              Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on January 25, 2002.

(5)              Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 8, 2002.

(6)              Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 27, 2003.

(7)              Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on May 1, 2003.

(8)              Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on   Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on April 30, 2004.

(9)              Incorporated herein by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 (File No. 333-68114) filed with the Securities and Exchange Commission on February 25, 2005.

(10)        Filed Herein.

Item 27.            Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor

Ronald R. Anderson	Director
Donald Childs	Director
Marshall Coyle	Director
Kenneth Dierschke	Director
Ben M. Gramling, II	Director
Bruce L. Hiatt	Director
Randy Veach	Director
Kenneth M. Middleton, II	Director
Bryan Mitchell	Director
Mark Edwin Haney	Director
Lloyd Arthur	Director
Wayne F. Pryor	Director
Stanley E. Reed	Director
Rick Roth	Director
David Waide	Director
David M. Winkles, Jr.	Director
Larry B. Wooten	Director
J.M. Wright, Jr.	Director
Carl B. Loop, Jr.	Chairman of the Board and President
Wayne Dollar	First Vice President and Director
J. Joseph Stroble	Executive Vice President, C.E.O.
Laurence E. Favreau	Senior Vice President, C.F.O.
Gino Gianfrancesco	Senior Vice President, Marketing
Randy Johns	Senior Vice President, Policy Administration and Assistant Secretary
Sherrell Ballard	Vice President, Information Systems
Denny Blaylock	Vice President, Underwriting
David N. Duddleston, M.D.	Vice President, Medical Director
Richard G. Fielding	Vice President, Chief Actuary
Philip R. Hogue	Vice President, Realty Investments
Kenneth P. Johnston	Vice President, Product Development
Richard D. McClure	Vice President, Claims
Walt Olson	Vice President, Chief Investment Officer
Joseph A. Purvis	Senior Vice President, General Counsel and Secretary
E.J. “Bubby” Trosclair	Vice President, Agency
Robert E. Ward, Jr.	Vice President, Controller

Name and Principal Business Address*	Position and Offices with Depositor

Billy Sims	Vice President, Human Resources
Glen Castle	Vice President, Group, Pension and Variable Product Administration
Perry McGaugh	Vice President, Legal

*                 The principal business address for each officer and director is 1401 Livingston Lane Jackson, Mississippi 39213.

Item 28.            Persons Controlled by or Under Common Control With the Depositor or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Arkansas Farm Bureau Investment Corporation, Florida Farm Bureau Holding Corporation, Georgia Farm Bureau Federation Holding Co. Inc., Kentucky Farm Bureau Investment Corporation, Louisiana Farm Bureau Investment Corporation, Mississippi Farm Bureau Investment Corporation, North Carolina Farm Bureau Investment Corporation, South Carolina Farm Bureau Investment Corporation, Texas Farm Bureau Investment Corporation and Virginia Farm Bureau Holding Corporation. The Company and its affiliates are described more fully in the prospectus included in this registration statement. An organizational chart is set forth below.

Name	Jurisdiction	Percent Of Voting Securities Owned
Arkansas Farm Bureau Investment Corporation	Arkansas	Controlling interest owned by Arkansas Farm Bureau Federation
Florida Farm Bureau Holding Corporation	Florida	Controlling interest owned by Florida Farm Bureau Federation
Georgia Farm Bureau Federation Holding Co., Inc.	Georgia	Controlling interest owned by Georgia Farm Bureau Federation
Kentucky Farm Bureau Investment Corporation	Kentucky	Controlling Interest owned by Kentucky Farm Bureau Federation
Louisiana Farm Bureau Investment Corporation	Louisiana	Controlling Interest owned by Louisiana Farm Bureau Federation
Mississippi Farm Bureau Investment Corporation	Mississippi	Controlling Interest Owned by Mississippi Farm Bureau Federation
North Carolina Farm Bureau Investment Corporation	North Carolina	Controlling Interest Owned by North Carolina Farm Bureau Federation
South Carolina Farm Bureau Investment Corporation	South Carolina	Controlling Interest Owned by South Carolina Farm Bureau Federation
Texas Farm Bureau Investment Corporation	Texas	Controlling Interest Owned by Texas Farm Bureau
Virginia Farm Bureau Holding Corporation	Virginia	Controlling Interest Owned by Virginia Farm Bureau Federation

Name	Jurisdiction	Percent Of Voting Securities Owned
Southern Farm Bureau Life Insurance Company	Mississippi

10% of voting securities owned by each of the following:

• Arkansas Farm Bureau Investment Corporation
• Florida Farm Bureau Holding Corporation
• Georgia Farm Bureau Federation Holding Co., Inc.
• Kentucky Farm Bureau Investment Corporation
• Louisiana Farm Bureau Investment Corporation
• Mississippi Farm Bureau Investment Corporation
• North Carolina Farm Bureau Investment Corporation
• South Carolina Farm Bureau Investment Corporation
• Texas Farm Bureau Investment Corporation
• Virginia Farm Bureau Holding Corporation

Southern Capital Life Insurance Company	Mississippi	Ownership of all voting securities by Southern Farm Bureau Life Insurance Company
Southern Farm Bureau Fund Distributor, Inc.	Mississippi	Ownership of all voting securities by Southern Farm Bureau Life Insurance Company
Oakwood Holdings, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
One Thousand One Hotel, LLC	Mississippi	50% of ownership interest held by Southern Farm Bureau Life Insurance Company
Baycastle Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.

Name	Jurisdiction	Percent Of Voting Securities Owned
Annandale Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
Cypress Lake Properties, L.P.	Mississippi	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner; 1% interest held by MR Properties, LLC as general partner.
MR Properties, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-I55, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Knoxville-Kingston, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Hou-Hempstead, LLC	Texas	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Baton Rouge-Perkins, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Destin-Poinciana, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Pearl-Hwy 80, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Belle Chasse-WBC, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Lafayette-Pinhook, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Name	Jurisdiction	Percent Of Voting Securities Owned
New Orleans-Baronne, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Knoxville-Maynardville, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Douglas-Peterson, LLC	Georgia	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Covington-Holiday, LLC	Louisiana	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Ft. Lauderdale-Broward, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Conrad, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Chattanooga-Lee, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Old Canton, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
St. Petersburg-Ninth, LLC	Florida	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Jackson-Echelon, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Memphis-Colony, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Akron-Romig, LLC	Ohio	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Hudson-Hwy 321, LLC	North Carolina	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Name	Jurisdiction	Percent Of Voting Securities Owned
Memphis-One Place, LLC	Tennessee	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Waldwick-North, LLC	New Jersey	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Picayune-Hwy 43, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company
Westwood Alpha Limited Partnership	Virginia	99% of ownership interest held by Southern Farm Bureau Life Insurance Company as limited partner
Southern Capital Brokerage Company, LLC	Mississippi	100% of ownership interest held by Southern Farm Bureau Life Insurance Company

Item29.                                  Indemnification

The By-Laws of Southern Farm Bureau Life Insurance Company provide, in part in Article XII, as follows:

ARTICLE XII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company shall indemnify to the maximum extent allowed by Mississippi law, any director or officer thereof, who is made party to any suit or proceeding because he is or was a director or officer, provided that the director or officer has met the standard of conduct set out in Mississippi Code of 1972 Annotated Section 79-4-8.51(a-d), and indemnification is not otherwise provided for by any insurance coverage available to such director or officer. Any question as to whether a director or officer has met the applicable standard of conduct will be determined by an independent special legal counsel selected by the Board of Directors.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.            Principal Underwriter

(a)          Other Activity. Southern Farm Bureau Fund Distributor, Inc. is the registrant’s principal underwriter. It is also the principal underwriter for Southern Farm Bureau Life Variable Account.

(b)         Management. The following information is furnished with respect to the officers and directors of Southern Farm Bureau Fund Distributor, Inc.:

Name and Principal Business Address*	Positions and Offices with Southern Farm Bureau Fund Distributor, Inc.
Laurence E. Favreau	President and Treasurer
Joseph A. Purvis	General Counsel and Secretary
Glen Castle	Vice President and Assistant Secretary
Carl B. Loop, Jr.	Director
Ronald R. Anderson	Director
Donald Childs	Director
Marshall Coyle	Director
Kenneth Dierschke	Director
Wayne Dollar	Director
Ben M. Gramling, II	Director
Bruce L. Hiatt	Director
Randy Veach	Director
Kenneth M. Middleton, II	Director
Bryan Mitchell	Director
Mark Edwin Haney	Director
Lloyd Arthur	Director
Wayne F. Pryor	Director
Stanley E. Reed	Director
Rick Roth	Director
David Waide	Director
David M. Winkles, Jr.	Director
Larry B. Wooten	Director
John Milton Wright, Jr.	Director

*           Principal business address is 1401 Livingston Lane, Jackson, Mississippi, 39213.

(c)  Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Southern Farm Bureau Fund Distributor, Inc.	$105,005.00	N/A	N/A	N/A

Item 31.            Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Company at 1401 Livingston Lane, Jackson, Mississippi  39213.

Item 32.            Management Services

All management contracts are discussed in Part A or Part B.

Item 33.            Fee Representation

The Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Southern Farm Bureau Life Variable Life Account and Southern Farm Bureau Life Insurance Company certify that they meet all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Jackson and State of Mississippi, on the 24th day of April, 2006.

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE
ACCOUNT (REGISTRANT)

Attest:	/s/ Joseph A. Purvis	By:	/s/ J. Joseph Stroble
	Joseph A. Purvis		J. Joseph Stroble
	Senior Vice President, General Counsel		Executive Vice President
	and Secretary		and Chief Executive Officer

		By:	SOUTHERN FARM BUREAU LIFE INSURANCE
COMPANY (DEPOSITOR)

Attest:	/s/ Joseph A. Purvis	By:	/s/ J. Joseph Stroble
	Joseph A. Purvis		J. Joseph Stroble
	Senior Vice President, General Counsel		Executive Vice President
	and Secretary		and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 24, 2006.

Signatures	Title	Date

/s/ J. Joseph Stroble	Executive Vice President,	April 24, 2006
J. JOSEPH STROBLE	Chief Executive Officer
(Principal Executive Officer)

/s/ Laurence E. Favreau	Senior Vice President,	April 24, 2006
LAURENCE E. FAVREAU	Chief Financial Officer
(Principal Financial Officer)

/s/ *	President and Chairman of the Board	April 24, 2006
CARL B. LOOP, Jr.

/s/ *	First Vice President and Director	April 24, 2006
WAYNE DOLLAR

/s/ *	Director	April 24, 2006
RONALD R. ANDERSON

/s/ *	Director	April 24, 2006
DONALD CHILDS

/s/ *	Director	April 24, 2006
MARSHALL COYLE

/s/ *	Director	April 24, 2006
KENNETH DIERSCHKE

/s/ *	Director	April 24, 2006
BEN M. GRAMLING, II

/s/ *	Director	April 24, 2006
BRUCE L. HIATT

/s/ *	Director	April 24, 2006
RANDY VEACH

/s/ *	Director	April 24, 2006
KENNETH M. MIDDLETON, II

/s/ *	Director	April 24, 2006
BRYAN MITCHELL

/s/ *	Director	April 24, 2006
MARK EDWIN HANEY

/s/ *	Director	April 24, 2006
LLOYD ARTHUR

/s/ *	Director	April 24, 2006
WAYNE F. PRYOR

/s/ *	Director	April 24, 2006
STANLEY E. REED

/s/ *	Director	April 24, 2006
RICK ROTH

/s/ *	Director	April 24, 2006
DAVID WAIDE

/s/ *	Director	April 24, 2006
DAVID M. WINKLES, JR.

/s/ *	Director	April 24, 2006
LARRY B. WOOTEN

/s/ *	Director	April 24, 2006
J.M. WRIGHT, JR.

*By:	/s/ Joseph A. Purvis	April 24, 2006
Joseph A. Purvis, Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibit	Description

26(8)(b)	Amendment to Participation Agreement
26(8)(f)	Amendment to Participation Agreement
26(8)(g)	Amendment to Participation Agreement
26(8)(h)	Amendment to Participation Agreement
26(11)	Opinion and Consent of Joseph A. Purvis
26(12)	Opinion of Kenneth P. Johnston
26(14)(a)	Consent of Jorden Burt LLP
26(14)(b)	Consent of KPMG LLP
26(18)(a)	Power of Attorney for Mark Edwin Haney